Exhibit 10.7

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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STATE OF FLORIDA DEPARTMENT OF TRANSPORTATION

STANDARD WRITTEN AGREEMENT

Agreement No.: BE074
Financial Project I.D.: Various
F.E.I.D. No.: F043253864001
Appropriation Bill Number(s)/Line Item Number(s) for 1st year of contract, pursuant to 216.313, F.S. 2500/1979
(required for contracts in excess of 55 million)
Procurement No.: RFP-DOT-14/15-8004-WM
D.M.S. Catalog Class No.: 93151600

BY THIS AGREEMENT, made and entered into this 30 day of October, 2015, by and between the STATE OF FLORIDA DEPARTMENT OF TRANSPORTATION, hereinafter called the “Department” and FANEUIL, INC., 2 EATON STREET, SUITE 1002, HAMPTON, VIRGINIA 23669, duly authorized to conduct business in the State of Florida, hereinafter called “Vendor,” hereby agree as follows:

1.	SERVICES AND PERFORMANCE

A.	In connection with providing labor, materials, equipment and incidentals necessary to provide Revenue Collection Services, the Department does hereby retain the Vendor to furnish certain services, information, and items as described in Exhibit “A,” attached hereto and made a part hereof.

B.	Before making any additions or deletions to the work described in this Agreement, and before undertaking any changes or revisions to such work, the parties shall negotiate any necessary cost changes and shall enter into an Amendment covering such work and compensation. Reference herein to this Agreement shall include any amendment(s).

C.	All tracings, plans, specifications, maps, computer files, and reports prepared or obtained under this Agreement, as well as all data collected, together with summaries and charts derived therefrom, shall be the exclusive property of the Department without restriction or limitation on their use and shall be made available, upon request, to the Department at any time during the performance of such services and/or upon completion or termination of this Agreement. Upon delivery to the Department of said document(s), the Department shall become the custodian thereof in accordance with Chapter 119, Florida Statutes. The Vendor shall not copyright any material and products or patent any invention developed under this Agreement. The Department shall have the right to visit the site for inspection of the work and the products of the Vendor at any time.

D.	All final plans, documents, reports, studies, and other data prepared by the Vendor shall bear the professional’s seal/signature, in accordance with the applicable Florida Status, Administrative Rules promulgated by the Department of Business and Professional Regulation, and guidelines published by the Department, in effect at the time of execution of this Agreement. In the event that changes in the statutes or rules create a conflict with the requirements of published guidelines, requirements of the statutes and rules shall take precedence.

E.	The Vendor agrees to provide project schedule progress reports in a format acceptable to the Department and at intervals established by the Department. The Department shall be entitled at all times to be advised, at its request, as to the status of work being done by the Vendor and of the details thereof. Coordination shall be maintained by the Vendor with representatives of the Department, or of other agencies interested in the project on behalf of the Department. Either party to this Agreement may request and be granted a conference.

F.	All services shall be performed by the Vendor to the satisfaction of the Director who shall decide all questions, difficulties, and disputes of any nature whatsoever that may arise under or by reason of this Agreement, the prosecution and fulfillment of the services hereunder and the character, quality, amount of value thereof; and the decision upon all claims, questions, and disputes shall be final and binding upon the parties hereto. Adjustments of compensation and contract time because of any major changes in the work that may become necessary or desirable as the work progresses shall be subject to mutual agreement of the parties, and amendment(s) shall be entered into by the parties in accordance herewith.

Reference herein to the Director shall mean the

Executive Director and Chief Executive Officer, Florida’s Turnpike Enterprise

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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2.	TERM

A.	Initial Term. This Agreement shall begin on date of execution and shall remain in full force and effect through completion of all services required or as selected below, whichever occurs first. Subsequent to the execution of this Agreement by both parties, the services to be rendered by the Vendor shall commence and be completed in accordance with the option selected below. (Select box and indicate date(s) as appropriate)

☒	Services shall commence December 1, 2015 and shall be completed by Five (5) years or date of termination, whichever occurs first.

☐	Services shall commence upon written notice from the Department’s Contract Manager and shall be completed by or date of termination, whichever occurs first.

☐	Other: See Exhibit “A”

B.	RENEWALS (Select appropriate box):

☐	This Agreement may not be renewed.

☒	This Agreement may be renewed for a period that may not exceed three (3) years or the term of the original agreement, whichever is longer. Renewals are contingent upon satisfactory performance evaluations by the Department and subject to the availability of funds. Costs for renewal may not be charged. Any renewal or extension must be in writing and is subject to the same terms and conditions set forth in this Agreement and any written amendments signed by the parties.

C.	EXTENSIONS. In the event that circumstances arise which make performance by the Vendor impracticable or impossible within the time allowed or which prevent a new contract from being executed, the Department, in its discretion, may grant an extension of this Agreement. Extension of this Agreement must be in writing for a period not to exceed six (6) months and is subject to the same terms and conditions set forth in this Agreement and any written amendments signed by the parties; provided the Department may, in its discretion, grant a proportional increase in the total dollar amount based on the method and rate established herein. There may be only one extension of this Agreement unless the failure to meet the criteria set forth in this Agreement for completion of this Agreement is due to events beyond the control of the Vendor.

It shall be the responsibility of the Vendor to ensure at all times that sufficient time remains in the Project Schedule within which to complete services on the project. In the event there have been delays which would affect the project completion date, the Vendor shall submit a written request to the Department which identifies the reason(s) for the delay and the amount of time related to each reason. The Department shall review the request and make a determination as to granting all or part of the requested extension.

3.	COMPENSATION AND PAYMENT

A.	Payment shall be made only after receipt and approval of goods and services unless advance payments are authorized by the Chief Financial Officer of the State of Florida under Chapters 215 and 216, Florida Statutes. Deliverable(s) must be received and accepted in writing by the Contract Manager on the Department’s invoice transmittal forms prior to payment. If the Department determines that the performance of the Vendor is unsatisfactory, the Department shall notify the Vendor of the deficiency to be corrected, which correction shall be made within a time-frame to be specified by the Department. The Vendor shall, within five days after notice from the Department, provide the Department with a corrective action plan describing how the Vendor will address all issues of contract non-performance, unacceptable performance, failure to meet the minimum performance levels, deliverable deficiencies, or contract non-compliance. If the corrective action plan is unacceptable to the Department, the Vendor shall be assessed a non-performance retainage equivalent to 10% of the total invoice amount. The retainage shall be applied to the invoice for the then-current billing period. The retainage shall be withheld until the vendor resolves the deficiency. If the deficiency is subsequently resolved, the Vendor may bill the Department for the retained amount during the next billing period. If the Vendor is unable to resolve the deficiency, the funds retained may be forfeited at the end of the agreement period.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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B.	If this Agreement involves units of deliverables, then such units must be received and accepted in writing by the Contract Manager prior to payments.

C.	Bills for fees or other compensation for services or expenses shall be submitted in detail sufficient for a proper preaudit and postaudit thereof.

D.	The bills for any travel expenses, when authorized by terms of this Agreement and by the Department’s Project Manager, shall be submitted in accordance with Section 112.061, Florida Statute and the Department’s Disbursement Handbook – For Employees and Managers.

E.	Vendors providing goods and services to the Department should be aware of the following time frames. Upon receipt, the Department has five (5) working days to inspect and approve the goods and services, unless otherwise specified herein. The Department has twenty (20) days to deliver a request for payment (voucher) to the Department of Financial Services. The twenty (20) days are measured from the latter of the date the invoice is received or the goods or services are received, inspected and approved.

F.	If a payment is not available within forty (40) days, a separate interest penalty as established pursuant to Section 215.422, Florida Statutes, shall be due and payable, in addition to the invoice amount, to the Vendor. Interest penalties of less than one (1) dollar shall not be enforced unless the Vendor requests payment. Invoices which have to be returned to a Vendor because of Vendor preparation errors shall result in a delay in the payment. The invoice payment requirements do not start until a properly completed invoice is provided to the Department.

G.	The State of Florida, through the Department of Management Services, has instituted MyFloridaMarketPlace, a statewide eProcurement system. Pursuant to Section 287.057(22), Florida Statutes, all payments shall be assessed a transaction fee of one percent (1%), which the Vendor shall pay to the State. For payments within the State accounting system (FLAIR or its successor), the transaction fee shall, when possible, be automatically deducted from payments to the Vendor. If automatic deduction is not possible, the Vendor shall pay the transaction fee pursuant to Rule 60A-1.031 (2), Florida Administrative Code. By submission of these reports and corresponding payments, Vendor certifies their correctness. All such reports and payments shall be subject to audit by the State or its designee. The Vendor shall receive a credit for any transaction fee paid by the Vendor for the purchase of any item(s) if such item(s) are returned to the Vendor through no fault, act, or omission of the Vendor. Notwithstanding the foregoing, a transaction fee is non-refundable when an item is rejected or returned, or declined, due to the Vendor’s failure to perform or comply with specifications or requirements of the Agreement. Failure to comply with these requirements shall constitute grounds for declaring the Vendor in default and recovering reprocurement costs from the Vendor in addition to all outstanding fees. VENDORS DELINQUENT IN PAYING TRANSACTION FEES MAY BE EXCLUDED FROM CONDUCTING FUTURE BUSINESS WITH THE STATE.

H.	A vendor ombudsman has been established within the Department of Financial Services. The duties of this individual include acting as an advocate for vendors who may be experiencing problems in obtaining timely payment(s) from a state agency. The Vendor Ombudsman may be contacted at (850) 413-5516.

I.	Records of costs incurred under terms of this Agreement shall be maintained and made available upon request to the Department at all times during the period of this Agreement and for three years after final payment for the work pursuant to this Agreement is made. Copies of these documents and records shall be furnished to the Department upon request. Records of costs incurred shall include the Vendor’s general accounting records and the project records, together with supporting documents and records of the Vendor and all subcontractors performing work on the project, and all other records of the Vendor and subcontractors considered necessary by the Department for a proper audit of project costs.

J.	The Department, during any fiscal year, shall not expend money, incur any liability, or enter into any contract which, by its terms, involves the expenditure of money in excess of the amounts budgeted as available for expenditure during such fiscal year. Any contract, verbal or written, made in violation of this subsection is null and void, and no money may be paid on such contract. The Department shall require a statement from the comptroller of the Department that funds are available prior to entering into any such contract or other binding commitment of funds. Nothing herein contained shall prevent the making of contracts for periods exceeding one (1) year, but any contract so made shall be executory only for the value of the services to be rendered or agreed to be paid for in succeeding fiscal years. Accordingly, the Department’s performance and obligation to pay under this Agreement is contingent upon an annual appropriation by the Legislature.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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4.	INDEMNITY AND PAYMENT FOR CLAIMS

A.	INDEMNITY: To the extent permitted by Florida Law, the Vendor shall indemnify and hold harmless the Department, its officers and employees from liabilities, damages, losses and costs, including, but not limited to, reasonable attorney’s fees, to the extent caused by the negligence, recklessness, or intentional wrongful misconduct of the Vendor and persons employed or utilized by the Vendor in the performance of this Agreement.

It is specifically agreed between the parties executing this Agreement that it is not intended by any of the provisions of any part of the Agreement to create in the public or any member thereof, a third party beneficiary hereunder, or to authorize anyone not a party to this Agreement to maintain a suit for personal injuries or property damage pursuant to the terms or provisions of this Agreement.

PAYMENT FOR CLAIMS: The Vendor guaranties the payment of all just claims for materials, supplies, tools, or labor and other just claims against the Vendor or any subcontractor, in connection with the Agreement. The Department’s final acceptance and payment does not release the Vendor’s bond until all such claims are paid or released.

B.	LIABILITY INSURANCE. (Select and complete as appropriate):

☐	No general liability insurance required.

☒	The Vendor must carry and keep in force during the period of this contract a general liability insurance policy or policies with a company authorized to do business in the state of Florida, affording public liability insurance with combined bodily injury limits of at least $1,000,000.00 per person and $2,000,000.00 each occurrence, and property damage insurance of at least $500,000.00 each occurrence, for the services to be rendered in accordance with this Agreement.

☐	The Vendor shall have and maintain during the period of this Agreement, a professional liability insurance policy or policies or an irrevocable letter of credit established pursuant to chapter 675 and section 337.106, Florida Statutes, with a company or companies authorized to do business in the State of Florida, affording liability coverage for the professional services to be rendered in accordance with this Agreement in the amount of $ .

C.	WORKERS’ COMPENSATION. The Vendor shall also carry and keep in force Workers’ Compensation insurance as required for the State of Florida under the Workers’ Compensation Law.

D.	PERFORMANCE AND PAYMENT BOND. (Select as appropriate):

☐	No Bond required.

☒	Prior to commencement of any services pursuant to this Agreement and at all times during the term hereof, including renewals and extensions, the Vendor will supply to the Department and keep in force a bond provided by a surety authorized to do business in the State of Florida, payable to the Department and conditioned for the prompt, faithful, and efficient performance of this Agreement according to the terms and conditions hereof and within the time periods specified herein, and for the prompt payment of all persons furnishing labor, materials, equipment and supplies therefor.

E.	CERTIFICATION. With respect to any general liability insurance policy required pursuant to this Agreement, all such policies shall be issued by companies licensed to do business in the State of Florida. The Vendor shall provide to the Department certificates showing the required coverage to be in effect with endorsements showing the Department to be an additional insured prior to commencing any work under this Contract. Policies that include Self Insured Retention (SIR) will not be accepted. The certificates and policies shall provide that in the event of any material change in or cancellation of the policies reflecting the required coverage, thirty days advance notice shall be given to the Department or as provided in accordance with Florida law.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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PROCUREMENT

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5.	COMPLIANCE WITH LAWS

A.	The Vendor shall allow public access to all documents, papers, letters, or other material subject to the provisions of Chapter 119, Florida Statutes, and made or received by the Vendor in conjunction with this Agreement. Specifically, if the Vendor is acting on behalf of a public agency the Vendor shall:

(1)	Keep and maintain public records that ordinarily and necessarily would be required by the Department in order to perform the services being performed by the Vendor.

(2)	Provide the public with access to public records on the same terms and conditions that the Department would provide the records and at a cost that does not exceed the cost provided in chapter 119, Florida Statutes, or as otherwise provided by law.

(3)	Ensure that public records that are exempt or confidential and exempt from public records disclosure requirements are not disclosed except as authorized by law.

(4)	Meet all requirements for retaining public records and transfer, at no cost, to the Department all public records in possession of the Vendor upon termination of the contract and destroy any duplicate public records that are exempt or confidential and exempt from public records disclosure requirements. All records stored electronically must be provided to the Department in a format that is compatible with the information technology systems of the Department.

Failure by the Vendor to grant such public access shall be grounds for immediate unilateral cancellation of this Agreement by the Department. The Vendor shall promptly provide the Department with a copy of any request to inspect or copy public records in possession of the Vendor and shall promptly provide the Department a copy of the Vendor’s response to each such request.

B.	The Vendor agrees that it shall make no statements, press releases or publicity releases concerning this Agreement or its subject matter or otherwise discuss or permit to be disclosed or discussed any of the data or other information obtained or furnished in compliance with this Agreement, or any particulars thereof, during the period of the Agreement, without first notifying the Department’s Contract Manager and securing prior written consent. The Vendor also agrees that it shall not publish, copyright, or patent any of the data developed under this Agreement, it being understood that such data or information is works made for hire and the property of the Department.

C.	The Vendor shall comply with all federal, state and local laws and ordinances applicable to the work or payment for work thereof, and will not discriminate on the grounds of race, color, religion, sex, national origin, age, or disability in the performance of work under this Agreement.

D.	If the Vendor is licensed by the Department of Business and Professional Regulation to perform the services herein contracted, then section 337.162, Florida Statutes, applies as follows:

(1)	If the Department has knowledge or reason to believe that any person has violated the provisions of state professional licensing laws or rules, it shall submit a complaint regarding the violations to the Department of Business and Professional Regulation. The complaint shall be confidential.

(2)	Any person who is employed by the Department and who is licensed by the Department of Business and Professional Regulation and who, through the course of the person’s employment, has knowledge to believe that any person has violated the provisions of state professional licensing laws or rules shall submit a complaint regarding the violations to the Department of Business and Professional Regulation. Failure to submit a complaint about the violations may be grounds for disciplinary action pursuant to chapter 455, Florida Statutes, and the state licensing law applicable to that licensee. The complaint shall be confidential.

(3)	Any complaints submitted to the Department of Business and Professional Regulation are confidential and exempt from Section 119.07(1), Florida Statutes, pursuant to chapter 455, Florida Statutes, and applicable state law.

E.	The Vendor covenants and agrees that it and its employees and agents shall be bound by the standards of conduct provided in applicable law and applicable rules of the Board of Business and Professional Regulation as they relate to work performed under this Agreement. The Vendor further covenants and agrees that when a former state employee is employed by the Vendor, the Vendor shall require that strict adherence by the former state employee to Sections 112.313 and 112.3185, Florida Statutes, is a condition of employment for said former state employee. These statutes will by reference be made a part of this Agreement as though set forth in full. The Vendor agrees to incorporate the provisions of this paragraph in any subcontract into which it might enter with reference to the work performed pursuant to this Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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F.	A person or affiliate who has been placed on the convicted vendor list following a conviction for a public entity crime may not submit a bid, proposal, or reply on a contract to provide any goods or services to a public entity, may not submit a bid, proposal, or reply on a contract with a public entity for the construction or repair of a public building or public work, may not submit bids, proposals, or replies on leases of real property to a public entity, may not be awarded or perform work as a contractor, supplier, subcontractor, or consultant under a contract with any public entity, and may not transact business with any public entity in excess of the threshold amount provided in Section 287.017, for CATEGORY TWO for a period of thirty-six (36) months following the date of being placed on the convicted vendor list.

G.	An entity or affiliate who has been placed on the discriminatory vendor list may not submit a bid, proposal, or reply on a contract to provide any goods or services to a public entity, may not submit a bid, proposal, or reply on a contract with a public entity for the construction or repair of a public building or public work, may not submit bids, proposals, or replies on leases of real property to a public entity, may not be awarded or perform work as a contractor, supplier, subcontractor, or consultant under a contract with a public entity, and may not transact business with any public entity.

H.	The Department shall consider the employment by any vendor of unauthorized aliens a violation of Section 274A(e) of the Immigration and Nationality Act. If the vendor knowingly employs unauthorized aliens, such violation shall be cause for unilateral cancellation of this agreement.

I.	The Vendor agrees to comply with the Title VI Nondiscrimination Contract Provisions, Appendices A and E, available at http://www.dot.state.fl.us/procurement/index.shtm, incorporated herein by reference and made a part of this Agreement.

J.	Pursuant to Section 216.347, Florida Statutes, the vendor may not expend any State funds for the purpose of lobbying the Legislature, the judicial branch, or a state agency.

K.	Any intellectual property developed as a result of this Agreement will belong to and be the sole property of the State. This provision will survive the termination or expiration of the Agreement.

L.	The Vendor agrees to comply with s.20.055(5), Florida Statutes, and to incorporate in all subcontracts the obligation to comply with s.20.055(5), Florida Statutes.

6.	TERMINATION AND DEFAULT

A.	This Agreement may be canceled by the Department in whole or in part at any time the interest of the Department requires such termination. The Department further reserves the right to terminate or cancel this Agreement in the event an assignment be made for the benefit of creditors.

B.	If the Department determines that the performance of the Vendor is not satisfactory, the Department shall have the option of (a) immediately terminating the Agreement, or (b) notifying the Vendor of the deficiency with a requirement that the deficiency be corrected within a specified time, otherwise the Agreement will be terminated at the end of such time, or (c) take whatever action is deemed appropriate by the Department.

C.	If the Department requires termination of the Agreement for reasons other than unsatisfactory performance of the Vendor, the Department shall notify the Vendor of such termination, with instructions as to the effective date of termination or specify the stage of work at which the Agreement is to be terminated.

D.	If the Agreement is terminated before performance is completed, the Vendor shall be paid only for that work satisfactorily performed for which costs can be substantiated. Such payment, however, may not exceed an amount which is the same percentage of the agreement price as the amount of work satisfactorily completed is a percentage of the total work called for by this Agreement. All work in progress shall become the property of the Department and shall be turned over promptly by the Vendor.

E.	For Agreements $1,000,000 and greater, if the Department determines the Vendor submitted a false certification under Section 287.135(5), Florida Statutes, been placed on the Scrutinized Companies with Activities in the Sudan List or the Scrutinized Companies with Activities in the Iran Petroleum Energy Sector List, the Department shall either terminate the Agreement after it has given the Vendor notice and an opportunity to demonstrate the Department’s determination of false certification was in error pursuant to Section 287.135(5)(a), Florida Statutes, or maintain the Agreement if the conditions of Section 287.135(4), Florida Statutes, are met.

7.	ASSIGNMENT AND SUBCONTRACTS

A.	The Vendor shall maintain an adequate and competent staff so as to enable the Vendor to timely perform under this Agreement and may associate with it such subcontractors, for the purpose of its services hereunder, without additional cost to the Department, other than those costs within the limits and terms of this Agreement. The Vendor is fully responsible for satisfactory completion of all subcontracted work. The Vendor, however, shall not sublet, assign or transfer any work under this Agreement to other than subcontractors specified in the proposal, bid and/or Agreement without the written consent of the Department.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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B.	Select the appropriate box:

☒	The following provision is not applicable to this Agreement.

☐	The following provision is hereby incorporated in and made a part of this Agreement:

It is expressly understood and agreed that any articles that are the subject of, or required to carry out this Agreement shall be purchased from a nonprofit agency for the blind or for the severely handicapped that is qualified pursuant to Chapter 413, Florida Statutes, in the same manner and under the same procedures set forth in Section 413.036(1) and (2), Florida Statutes; and for purposes of this Agreement the person, firm, or other business entity (Vendor) carrying out the provisions of this Agreement shall be deemed to be substituted for the state agency (Department) insofar as dealings with such qualified nonprofit agency are concerned. RESPECT of Florida provides governmental agencies within the State of Florida with quality products and services produced by persons with disabilities. Available pricing, products, and delivery schedules may be obtained by contacting:

RESPECT

2475 Apalachee Pkwy

Tallahassee, Florida 32301-4946

Phone: (850) 487-1471

☐	The following provision is hereby incorporated in and made a part of this Agreement:

It is expressly understood and agreed that any articles that are the subject of, or required to carry out out this Agreement shall be purchased from the corporation identified under Chapter 946; Florida Statutes, in the same manner and under the procedures set forth in section 946.515(2) and (4), Florida Statutes; and for purposes of this Agreement, the person, firm, or other business entity (Vendor) carrying out the provisions of this Agreement shall be deemed to be substituted for this agency (Department) insofar as dealings with such corporation are concerned. The “corporation identified” is Prison Rehabilitative Industries and Diversified Enterprises, Inc. (PRIDE). Available pricing, products, and delivery schedules may be obtained by contacting:

PRIDE Enterprises

12425 - 28th Street, North

St. Petersburg, Florida 33716-1826

Telephone: (800) 643-8459

☐	This Agreement involves the expenditure of federal funds and Section 946.515, Florida Statutes, as noted above, does not apply. However, Appendix I is applicable to all parties and is hereof made a part of this Agreement.

8.	MISCELLANEOUS

A.	The Vendor and its employees, agents, representatives, or subcontractors are not employees of the Department and are not entitled to the benefits of State of Florida employees. Except to the extent expressly authorized herein, Vendor and its employees, agents, representatives, or subcontractors are not agents of the Department or the State for any purpose or authority such as to bind or represent the interests thereof, and shall not represent that it is an agent or that it is acting on the behalf of the Department or the State. The Department shall not be bound by any unauthorized acts or conduct of the Vendor or its employees, agents, representatives, or subcontractors. Vendor agrees to include this provision in all its subcontracts under this Agreement.

B.	All words used herein in the singular form shall extend to and include the plural. All words used in the plural form shall extend to and include the singular. All words used in any gender shall extend to and include all genders.

C.	This Agreement embodies the whole agreement of the parties. There are no promises, terms, conditions, or obligations other than those contained herein, and this Agreement shall supersede all previous communications, representations, or agreements, either verbal or written, between the parties hereto. The State of Florida terms and conditions, whether general or specific, shall take precedence over and supersede any inconsistent or conflicting provision in any attached terms and conditions of the Vendor.

D.	It is understood and agreed by the parties hereto that if any part, term or provision of this Agreement is by the courts held to be illegal or in conflict with any law of the State of Florida, the validity of the remaining portions or provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be invalid.

E.	This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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F.	In any legal action related to this Agreement, instituted by either party, the Vendor hereby waives any and all privileges and rights it may have under Chapter 47 and section 337.19, Florida Statutes, relating to venue, as it now exists or may hereafter be amended, and any and all such privileges and rights it may have under any other statute, rule, or case law, including, but not limited to those grounded on convenience. Any such legal action may be brought in the appropriate Court in the county chosen by the Department and in the event that any such legal action is filed by Vendor, the Vendor hereby consents to the transfer of venue to the county chosen by the Department upon the Department filing a motion requesting the same.

G.	If this Agreement involves the purchase or maintenance of information technology as defined in Section 282.0041, Florida Statutes, the selected provisions of the attached Appendix II are made a part of this Agreement.

H.	If this Agreement is the result of a formal solicitation (Invitation to Bid, Request for Proposal, or Invitation to Negotiate), the Department of Management Services Forms PUR1000 and PUR 1001, included in the solicitation, are incorporated herein by reference and made a part of this Agreement.

I.	Vendor/Contractor:

1.	shall utilize the U.S. Department of Homeland Security’s E-Verify system to verify the employment eligibility of all new employees hired by the Vendor/Contractor during the term of the contract; and

2.	shall expressly require any subcontractors performing work or providing services pursuant to the state contract to likewise utilize the U.S. Department of Homeland Security’s E-Verify system to verify the employment eligibility of all new employees hired by the subcontractor during the contract term.

J.	Time is of the essence as to each and every obligation under this Agreement.

K.	The following attachments are incorporated and made a part of this agreement:

PUR1000; PUR1001; Exhibit “A”, Scope of Services; Attachments “A”-“E”, Exhibit “B”, Method of Compensation, Exhibit “C, Price Proposal Form.

L.	Other Provisions:

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers on the day, month and year set forth above.

FANEUIL, INC	STATE OF FLORIDA
Name of Vendor	DEPARTMENT OF TRANSPORTATION

By:	By:
Authorized Signature	Authorized Signature

ANNA VAN BUREN	Diane Gutierrez-Scaccetti
(Print/Type)	(Print/Type)

Title: PRESIDENT AND CEO	Title: Executive Director and Chief Executive Officer

FOR DEPARTMENT USE ONLY

APPROVED:	LEGAL REVIEW:

Procurement Office

“Authorization received from the Office of the Comptroller as to Availability of Funds.” Initial: Sm Date: 10-15-15

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

State of Florida

PUR 1000

General Contract Conditions

Contents

1. Definitions.

2. Purchase Orders.

3. Product Version.

4. Price Changes Applicable only to Term Contracts.

5. Additional Quantities.

6. Packaging.

7. Inspection at Contractor’s Site.

8. Safety Standards.

9. Americans with Disabilities Act.

10. Literature.

11. Transportation and Delivery.

12. Installation.

13. Risk of Loss.

14. Transaction Fee.

15. Invoicing and Payment.

16. Taxes.

17. Governmental Restrictions.

18. Lobbying and Integrity.

19. Indemnification.

20. Limitation of Liability.

21. Suspension of Work.

22. Termination for Convenience.

23. Termination for Cause.

24. Force Majeure, Notice of Delay, and No Damages for Delay.

25. Changes.

26. Renewal.

27. Purchase Order Duration.

28. Advertising.

29. Assignment.

30. Antitrust Assignment

31. Dispute Resolution.

32. Employees, Subcontractors, and Agents.

33. Security and Confidentiality.

34. Contractor Employees, Subcontractors, and Other Agents.

35. Insurance Requirements.

36. Warranty of Authority.

37. Warranty of Ability to Perform.

38. Notices.

39. Leases and Installment Purchases.

40. Prison Rehabilitative Industries and Diversified Enterprises, Inc. (PRIDE).

PUR 1000 (10/06) 60A-1.002, F.A.C.	1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

41. Products Available from the Blind or Other Handicapped.

42. Modification of Terms.

43. Cooperative Purchasing.

44. Waiver.

45. Annual Appropriations.

46. Execution in Counterparts.

47. Severability.

1. Definitions. The definitions contained in s. 60A-1.001, F.A.C. shall apply to this agreement. The following additional terms are also defined:

(a) “Contract” means the legally enforceable agreement that results from a successful solicitation. The parties to the Contract will be the Customer and Contractor.

(b) “Customer” means the State agency or other entity identified in a contract as the party to receive commodities or contractual services pursuant to a contract or that orders commodities or contractual services via purchase order or other contractual instrument from the Contractor under the Contract. The “Customer” may also be the “Buyer” as defined in the PUR 1001 if it meets the definition of both terms.

(c) “Product” means any deliverable under the Contract, which may include commodities, services, technology or software.

(d) “Purchase order” means the form or format a Customer uses to make a purchase under the Contract (e.g., a formal written purchase order, electronic purchase order, procurement card, contract or other authorized means).

2. Purchase Orders. In contracts where commodities or services are ordered by the Customer via purchase order, Contractor shall not deliver or furnish products until a Customer transmits a purchase order. All purchase orders shall bear the Contract or solicitation number, shall be placed by the Customer directly with the Contractor, and shall be deemed to incorporate by reference the Contract and solicitation terms and conditions. Any discrepancy between the Contract terms and the terms stated on the Contractor’s order form, confirmation, or acknowledgement shall be resolved in favor of terms most favorable to the Customer. A purchase order for services within the ambit of section 287.058(1) of the Florida Statutes shall be deemed to incorporate by reference the requirements of subparagraphs (a) through (f) thereof. Customers shall designate a contract manager and a contract administrator as required by subsections 287.057(15) and (16) of the Florida Statutes.

3. Product Version. Purchase orders shall be deemed to reference a manufacturer’s most recently release model or version of the product at the time of the order, unless the Customer specifically requests in writing an earlier model or version and the contractor is willing to provide such model or version.

PUR 1000 (10/06) 60A-1.002, F.A.C.	2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4. Price Changes Applicable only to Term Contracts. If this is a term contract for commodities or services, the following provisions apply.

(a) Quantity Discounts. Contractors are urged to offer additional discounts for one time delivery of large single orders. Customers should seek to negotiate additional price concessions on quantity purchases of any products offered under the Contract. State Customers shall document their files accordingly.

(b) Best Pricing Offer. During the Contract term, if the Customer becomes aware of better pricing offered by the Contractor for substantially the same or a smaller quantity of a product outside the Contract, but upon the same or similar terms of the Contract, then at the discretion of the Customer the price under the Contract shall be immediately reduced to the lower price.

(c) Sales Promotions. In addition to decreasing prices for the balance of the Contract term due to a change in market conditions, a Contractor may conduct sales promotions involving price reductions for a specified lesser period. A Contractor shall submit to the Contract Specialist documentation identifying the proposed (1) starting and ending dates of the promotion, (2) products involved, and (3) promotional prices compared to then-authorized prices. Promotional prices shall be available to all Customers. Upon approval, the Contractor shall provide conspicuous notice of the promotion.

(d) Trade-In. Customers may trade-in equipment when making purchases from the Contract. A trade-in shall be negotiated between the Customer and the Contractor. Customers are obligated to actively seek current fair market value when trading equipment, and to keep accurate records of the process. For State agencies, it may be necessary to provide documentation to the Department of Financial Services and to the agency property custodian pursuant to Chapter 273, F.S.

(e) Equitable Adjustment. The Customer may, in its sole discretion, make an equitable adjustment in the Contract terms or pricing if pricing or availability of supply is affected by extreme and unforeseen volatility in the marketplace, that is, by circumstances that satisfy all the following criteria: (1) the volatility is due to causes wholly beyond the Contractor’s control, (2) the volatility affects the marketplace or industry, not just the particular Contract source of supply, (3) the effect on pricing or availability of supply is substantial, and (4) the volatility so affects the Contractor that continued performance of the Contract would result in a substantial loss.

5. Additional Quantities. For a period not exceeding ninety (90) days from the date of solicitation award, the Customer reserves the right to acquire additional quantities up to the amount shown on the solicitation but not to exceed the threshold for Category Two at the prices submitted in the response to the solicitation.

PUR 1000 (10/06) 60A-1.002, F.A.C.	3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6. Packaging. Tangible product shall be securely and properly packed for shipment, storage, and stocking in appropriate, clearly labeled, shipping containers and according to accepted commercial practice, without extra charge for packing materials, cases, or other types of containers. All containers and packaging shall become and remain Customer’s property.

7. Inspection at Contractor’s Site. The Customer reserves the right to inspect, at any reasonable time with prior notice, the equipment or product or plant or other facilities of a Contractor to assess conformity with Contract requirements and to determine whether they are adequate and suitable for proper and effective Contract performance.

8. Safety Standards. All manufactured items and fabricated assemblies subject to operation under pressure, operation by connection to an electric source, or operation involving connection to a manufactured, natural, or LP gas source shall be constructed and approved in a manner acceptable to the appropriate State inspector. Acceptability customarily requires, at a minimum, identification marking of the appropriate safety standard organization, where such approvals of listings have been established for the type of device offered and furnished, for example: the American Society of Mechanical Engineers for pressure vessels; the Underwriters Laboratories and/or National Electrical Manufacturers’ Association for electrically operated assemblies; and the American Gas Association for gas-operated assemblies. In addition, all items furnished shall meet all applicable requirements of the Occupational Safety and Health Act and state and federal requirements relating to clean air and water pollution.

9. Americans with Disabilities Act. Contractors should identify any products that may be used or adapted for use by visually, hearing, or other physically impaired individuals.

10. Literature. Upon request, the Contractor shall furnish literature reasonably related to the product offered, for example, user manuals, price schedules, catalogs, descriptive brochures, etc.

11. Transportation and Delivery. Prices shall include all charges for packing, handling, freight, distribution, and inside delivery. Transportation of goods shall be FOB Destination to any point within thirty (30) days after the Customer places an Order. A Contractor, within five (5) days after receiving a purchase order, shall notify the Customer of any potential delivery delays. Evidence of inability or intentional delays shall be cause for Contract cancellation and Contractor suspension.

12. Installation. Where installation is required, Contractor shall be responsible for placing and installing the product in the required locations at no additional charge, unless otherwise designated on the Contract or purchase order. Contractor’s authorized product and price list shall clearly and separately identify any additional installation charges. All materials used in the installation shall be of good quality and shall be free of defects that would diminish the appearance of the product or render it structurally or operationally unsound. Installation includes the furnishing of any equipment, rigging, and materials required to install or replace the product in the proper location. Contractor shall protect

PUR 1000 (10/06) 60A-1.002, F.A.C.	4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the site from damage and shall repair damages or injury caused during installation by Contractor or its employees or agents. If any alteration, dismantling, excavation, etc., is required to achieve installation, the Contractor shall promptly restore the structure or site to its original condition. Contractor shall perform installation work so as to cause the least inconvenience and interference with Customers and with proper consideration of others on site. Upon completion of the installation, the location and surrounding area of work shall be left clean and in a neat and unobstructed condition, with everything in satisfactory repair and order.

13. Risk of Loss. Matters of inspection and acceptance are addressed in s. 215.422, F.S. Until acceptance, risk of loss or damage shall remain with the Contractor. The Contractor shall be responsible for filing, processing, and collecting all damage claims. To assist the Contractor with damage claims, the Customer shall: record any evidence of visible damage on all copies of the delivering carrier’s Bill of Lading; report damages to the carrier and the Contractor; and provide the Contractor with a copy of the carrier’s Bill of Lading and damage inspection report. When a Customer rejects a product, Contractor shall remove it from the premises within ten days after notification or rejection. Upon rejection notification, the risk of loss of rejected or non-conforming product shall remain with the Contractor. Rejected product not removed by the Contractor within ten days shall be deemed abandoned by the Contractor, and the Customer shall have the right to dispose of it as its own property. Contractor shall reimburse the Customer for costs and expenses incurred in storing or effecting removal or disposition of rejected product.

14. Transaction Fee. The State of Florida has instituted MyFloridaMarketPlace, a statewide eProcurement System (“System”). Pursuant to section 287.057(23), Florida Statutes (2002), all payments shall be assessed a Transaction Fee of one percent (1.0%), which the Contractor shall pay to the State, unless exempt pursuant to 60A-1.032, F.A.C.

For payments within the State accounting system (FLAIR or its successor), the Transaction Fee shall, when possible, be automatically deducted from payments to the Contractor. If automatic deduction is not possible, the Contractor shall pay the Transaction Fee pursuant to Rule 60A-1.031(2), F.A.C. By submission of these reports and corresponding payments, Contractor certifies their correctness. All such reports and payments shall be subject to audit by the State or its designee.

Contractor shall receive a credit for any Transaction Fee paid by the Contractor for the purchase of any item(s) if such item(s) are returned to the Contractor through no fault, act, or omission of the Contractor. Notwithstanding the foregoing, a Transaction Fee is non-refundable when an item is rejected or returned, or declined, due to the Contractor’s failure to perform or comply with specifications or requirements of the agreement.

Failure to comply with these requirements shall constitute grounds for declaring the Contractor in default and recovering reprocurement costs from the Contractor in addition to all outstanding fees. CONTRACTORS DELINQUENT IN PAYING TRANSACTION FEES MAY BE SUBJECT TO BEING REMOVED FROM THE DEPARTMENT OF MANAGEMENT SERVICES’ VENDOR LIST AS PROVIDED IN RULE 60A-1.006, F.A.C.

PUR 1000 (10/06) 60A-1.002, F.A.C.	5

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15. Invoicing and Payment. Invoices shall contain the Contract number, purchase order number if applicable, and the appropriate vendor identification number. The State may require any other information from the Contractor that the State deems necessary to verify any purchase order placed under the Contract.

At the State’s option, Contractors may be required to invoice electronically pursuant to guidelines of the Department of Management Services. Current guidelines require that Contractor supply electronic invoices in lieu of paper-based invoices for those transactions processed through the system. Electronic invoices shall be submitted to the Customer through the Ariba Supplier Network (ASN) in one of the following mechanisms – EDI 810, cXML, or web-based invoice entry within the ASN.

Payment shall be made in accordance with sections 215.422 and 287.0585 of the Florida Statutes, which govern time limits for payment of invoices. Invoices that must be returned to a Contractor due to preparation errors will result in a delay in payment. Contractors may call (850) 413-7269 Monday through Friday to inquire about the status of payments by State Agencies. The Customer is responsible for all payments under the Contract. A Customer’s failure to pay, or delay in payment, shall not constitute a breach of the Contract and shall not relieve the Contractor of its obligations to the Department or to other Customers.

16. Taxes. The State does not pay Federal excise or sales taxes on direct purchases of tangible personal property. The State will not pay for any personal property taxes levied on the Contractor or for any taxes levied on employees’ wages. Any exceptions to this paragraph shall be explicitly noted by the Customer in the special contract conditions section of the solicitation or in the Contract or purchase order.

17. Governmental Restrictions. If the Contractor believes that any governmental restrictions have been imposed that require alteration of the material, quality, workmanship or performance of the products offered under the Contract, the Contractor shall immediately notify the Customer in writing, indicating the specific restriction. The Customer reserves the right and the complete discretion to accept any such alteration or to cancel the Contract at no further expense to the Customer.

18. Lobbying and Integrity. Customers shall ensure compliance with Section 11.062, FS and Section 216.347, FS. The Contractor shall not, in connection with this or any other agreement with the State, directly or indirectly (1) offer, confer, or agree to confer any pecuniary benefit on anyone as consideration for any State officer or employee’s decision, opinion, recommendation, vote, other exercise of discretion, or violation of a known legal duty, or (2) offer, give, or agree to give to anyone any gratuity for the benefit of, or at the direction or request of, any State officer or employee. For purposes of clause (2), “gratuity” means any payment of more than nominal monetary value in the form of cash, travel, entertainment, gifts, meals, lodging, loans, subscriptions, advances, deposits of money, services, employment, or contracts of any kind. Upon request of the Customer’s Inspector General, or other authorized State official, the Contractor shall provide any type of information the Inspector General deems relevant to the Contractor’s integrity or responsibility. Such information may include, but shall not be limited to, the Contractor’s business or financial records, documents, or files of any type or form that

PUR 1000 (10/06) 60A-1.002, F.A.C.	6

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

refer to or relate to the Contract. The Contractor shall retain such records for the longer of (1) three years after the expiration of the Contract or (2) the period required by the General Records Schedules maintained by the Florida Department of State (available at: http://dlis.dos.state.fl.us/barm/genschedules/gensched.htm). The Contractor agrees to reimburse the State for the reasonable costs of investigation incurred by the Inspector General or other authorized State official for investigations of the Contractor’s compliance with the terms of this or any other agreement between the Contractor and the State which results in the suspension or debarment of the Contractor. Such costs shall include, but shall not be limited to: salaries of investigators, including overtime; travel and lodging expenses; and expert witness and documentary fees. The Contractor shall not be responsible for any costs of investigations that do not result in the Contractor’s suspension or debarment.

19. Indemnification. The Contractor shall be fully liable for the actions of its agents, employees, partners, or subcontractors and shall fully indemnify, defend, and hold harmless the State and Customers, and their officers, agents, and employees, from suits, actions, damages, and costs of every name and description, including attorneys’ fees, arising from or relating to personal injury and damage to real or personal tangible property alleged to be caused in whole or in part by Contractor, its agents, employees, partners, or subcontractors, provided, however, that the Contractor shall not indemnify for that portion of any loss or damages proximately caused by the negligent act or omission of the State or a Customer.

Further, the Contractor shall fully indemnify, defend, and hold harmless the State and Customers from any suits, actions, damages, and costs of every name and description, including attorneys’ fees, arising from or relating to violation or infringement of a trademark, copyright, patent, trade secret or intellectual property right, provided, however, that the foregoing obligation shall not apply to a Customer’s misuse or modification of Contractor’s products or a Customer’s operation or use of Contractor’s products in a manner not contemplated by the Contract or the purchase order. If any product is the subject of an infringement suit, or in the Contractor’s opinion is likely to become the subject of such a suit, the Contractor may at its sole expense procure for the Customer the right to continue using the product or to modify it to become non-infringing. If the Contractor is not reasonably able to modify or otherwise secure the Customer the right to continue using the product, the Contractor shall remove the product and refund the Customer the amounts paid in excess of a reasonable rental for past use. The customer shall not be liable for any royalties.

The Contractor’s obligations under the preceding two paragraphs with respect to any legal action are contingent upon the State or Customer giving the Contractor (1) written notice of any action or threatened action, (2) the opportunity to take over and settle or defend any such action at Contractor’s sole expense, and (3) assistance in defending the action at Contractor’s sole expense. The Contractor shall not be liable for any cost, expense, or compromise incurred or made by the State or Customer in any legal action without the Contractor’s prior written consent, which shall not be unreasonably withheld.

PUR 1000 (10/06) 60A-1.002, F.A.C.	7

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

20. Limitation of Liability. For all claims against the Contractor under any contract or purchase order, and regardless of the basis on which the claim is made, the Contractor’s liability under a contract or purchase order for direct damages shall be limited to the greater of $100,000, the dollar amount of the contract or purchase order, or two times the charges rendered by the Contractor under the purchase order. This limitation shall not apply to claims arising under the Indemnity paragraph contain in this agreement.

Unless otherwise specifically enumerated in the Contract or in the purchase order, no party shall be liable to another for special, indirect, punitive, or consequential damages, including lost data or records (unless the contract or purchase order requires the Contractor to back-up data or records), even if the party has been advised that such damages are possible. No party shall be liable for lost profits, lost revenue, or lost institutional operating savings. The State and Customer may, in addition to other remedies available to them at law or equity and upon notice to the Contractor, retain such monies from amounts due Contractor as may be necessary to satisfy any claim for damages, penalties, costs and the like asserted by or against them. The State may set off any liability or other obligation of the Contractor or its affiliates to the State against any payments due the Contractor under any contract with the State.

21. Suspension of Work. The Customer may in its sole discretion suspend any or all activities under the Contract or purchase order, at any time, when in the best interests of the State to do so. The Customer shall provide the Contractor written notice outlining the particulars of suspension. Examples of the reason for suspension include, but are not limited to, budgetary constraints, declaration of emergency, or other such circumstances. After receiving a suspension notice, the Contractor shall comply with the notice and shall not accept any purchase orders. Within ninety days, or any longer period agreed to by the Contractor, the Customer shall either (1) issue a notice authorizing resumption of work, at which time activity shall resume, or (2) terminate the Contract or purchase order. Suspension of work shall not entitle the Contractor to any additional compensation.

22. Termination for Convenience. The Customer, by written notice to the Contractor, may terminate the Contract in whole or in part when the Customer determines in its sole discretion that it is in the State’s interest to do so. The Contractor shall not furnish any product after it receives the notice of termination, except as necessary to complete the continued portion of the Contract, if any. The Contractor shall not be entitled to recover any cancellation charges or lost profits.

23. Termination for Cause. The Customer may terminate the Contract if the Contractor fails to (1) deliver the product within the time specified in the Contract or any extension, (2) maintain adequate progress, thus endangering performance of the Contract, (3) honor any term of the Contract, or (4) abide by any statutory, regulatory, or licensing requirement. Rule 60A-1.006(3), F.A.C., governs the procedure and consequences of default. The Contractor shall continue work on any work not terminated. Except for defaults of subcontractors at any tier, the Contractor shall not be liable for any excess costs if the failure to perform the Contract arises from events completely beyond the control, and without the fault or negligence, of the Contractor. If the failure to perform is

PUR 1000 (10/06) 60A-1.002, F.A.C.	8

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

caused by the default of a subcontractor at any tier, and if the cause of the default is completely beyond the control of both the Contractor and the subcontractor, and without the fault or negligence of either, the Contractor shall not be liable for any excess costs for failure to perform, unless the subcontracted products were obtainable from other sources in sufficient time for the Contractor to meet the required delivery schedule. If, after termination, it is determined that the Contractor was not in default, or that the default was excusable, the rights and obligations of the parties shall be the same as if the termination had been issued for the convenience of the Customer. The rights and remedies of the Customer in this clause are in addition to any other rights and remedies provided by law or under the Contract.

24. Force Majeure, Notice of Delay, and No Damages for Delay. The Contractor shall not be responsible for delay resulting from its failure to perform if neither the fault nor the negligence of the Contractor or its employees or agents contributed to the delay and the delay is due directly to acts of God, wars, acts of public enemies, strikes, fires, floods, or other similar cause wholly beyond the Contractor’s control, or for any of the foregoing that affect subcontractors or suppliers if no alternate source of supply is available to the Contractor. In case of any delay the Contractor believes is excusable, the Contractor shall notify the Customer in writing of the delay or potential delay and describe the cause of the delay either (1) within ten (10) days after the cause that creates or will create the delay first arose, if the Contractor could reasonably foresee that a delay could occur as a result, or (2) if delay is not reasonably foreseeable, within five (5) days after the date the Contractor first had reason to believe that a delay could result. THE FOREGOING SHALL CONSTITUTE THE CONTRACTOR’S SOLE REMEDY OR EXCUSE WITH RESPECT TO DELAY. Providing notice in strict accordance with this paragraph is a condition precedent to such remedy. No claim for damages, other than for an extension of time, shall be asserted against the Customer. The Contractor shall not be entitled to an increase in the Contract price or payment of any kind from the Customer for direct, indirect, consequential, impact or other costs, expenses or damages, including but not limited to costs of acceleration or inefficiency, arising because of delay, disruption, interference, or hindrance from any cause whatsoever. If performance is suspended or delayed, in whole or in part, due to any of the causes described in this paragraph, after the causes have ceased to exist the Contractor shall perform at no increased cost, unless the Customer determines, in its sole discretion, that the delay will significantly impair the value of the Contract to the State or to Customers, in which case the Customer may (1) accept allocated performance or deliveries from the Contractor, provided that the Contractor grants preferential treatment to Customers with respect to products subjected to allocation, or (2) purchase from other sources (without recourse to and by the Contractor for the related costs and expenses) to replace all or part of the products that are the subject of the delay, which purchases may be deducted from the Contract quantity, or (3) terminate the Contract in whole or in part.

25. Changes. The Customer may unilaterally require, by written order, changes altering, adding to, or deducting from the Contract specifications, provided that such changes are within the general scope of the Contract. The Customer may make an equitable adjustment in the Contract price or delivery date if the change affects the cost or time of

PUR 1000 (10/06) 60A-1.002, F.A.C.	9

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

performance. Such equitable adjustments require the written consent of the Contractor, which shall not be unreasonably withheld. If unusual quantity requirements arise, the Customer may solicit separate bids to satisfy them.

26. Renewal. Upon mutual agreement, the Customer and the Contractor may renew the Contract, in whole or in part, for a period that may not exceed 3 years or the term of the contract, whichever period is longer. Any renewal shall specify the renewal price, as set forth in the solicitation response. The renewal must be in writing and signed by both parties, and is contingent upon satisfactory performance evaluations and subject to availability of funds.

27. Purchase Order Duration. Purchase orders issued pursuant to a state term or agency contract must be received by the Contractor no later than close of business on the last day of the contract’s term to be considered timely. The Contractor is obliged to fill those orders in accordance with the contract’s terms and conditions. Purchase orders received by the contractor after close of business on the last day of the state term or agency contract’s term shall be considered void.

Purchase orders for a one-time delivery of commodities or performance of contractual services shall be valid through the performance by the Contractor, and all terms and conditions of the state term or agency contract shall apply to the single delivery/performance, and shall survive the termination of the Contract.

Contractors are required to accept purchase orders specifying delivery schedules exceeding the contracted schedule even when such extended delivery will occur after expiration of the state term or agency contract. For example, if a state term contract calls for delivery 30 days after receipt of order (ARO), and an order specifies delivery will occur both in excess of 30 days ARO and after expiration of the state term contract, the Contractor will accept the order. However, if the Contractor expressly and in writing notifies the ordering office within ten (10) calendar days of receipt of the purchase order that Contractor will not accept the extended delivery terms beyond the expiration of the state term contract, then the purchase order will either be amended in writing by the ordering entity within ten (10) calendar days of receipt of the contractor’s notice to reflect the state term contract delivery schedule, or it shall be considered withdrawn.

The duration of purchase orders for recurring deliveries of commodities or performance of services shall not exceed the expiration of the state term or agency contract by more than twelve months. However, if an extended pricing plan offered in the state term or agency contract is selected by the ordering entity, the contract terms on pricing plans and renewals shall govern the maximum duration of purchase orders reflecting such pricing plans and renewals.

Timely purchase orders shall be valid through their specified term and performance by the Contractor, and all terms and conditions of the state term or agency contract shall apply to the recurring delivery/performance as provided herein, and shall survive the termination of the Contract.

PUR 1000 (10/06) 60A-1.002, F.A.C.	10

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Ordering offices shall not renew a purchase order issued pursuant to a state term or agency contract if the underlying contract expires prior to the effective date of the renewal.

28. Advertising. Subject to Chapter 119, Florida Statutes, the Contractor shall not publicly disseminate any information concerning the Contract without prior written approval from the Customer, including, but not limited to mentioning the Contract in a press release or other promotional material, identifying the Customer or the State as a reference, or otherwise linking the Contractor’s name and either a description of the Contract or the name of the State or the Customer in any material published, either in print or electronically, to any entity that is not a party to Contract, except potential or actual authorized distributors, dealers, resellers, or service representative.

29. Assignment. The Contractor shall not sell, assign or transfer any of its rights, duties or obligations under the Contract, or under any purchase order issued pursuant to the Contract, without the prior written consent of the Customer. In the event of any assignment, the Contractor remains secondarily liable for performance of the contract, unless the Customer expressly waives such secondary liability. The Customer may assign the Contract with prior written notice to Contractor of its intent to do so.

30. Antitrust Assignment. The Contractor and the State of Florida recognize that in actual economic practice, overcharges resulting from antitrust violations are in fact usually borne by the State of Florida. Therefore, the contractor hereby assigns to the State of Florida any and all claims for such overcharges as to goods, materials or services purchased in connection with the Contract.

31. Dispute Resolution. Any dispute concerning performance of the Contract shall be decided by the Customer’s designated contract manager, who shall reduce the decision to writing and serve a copy on the Contractor. The decision shall be final and conclusive unless within twenty one (21) days from the date of receipt, the Contractor files with the Customer a petition for administrative hearing. The Customer’s decision on the petition shall be final, subject to the Contractor’s right to review pursuant to Chapter 120 of the Florida Statutes. Exhaustion of administrative remedies is an absolute condition precedent to the Contractor’s ability to pursue any other form of dispute resolution; provided, however, that the parties may employ the alternative dispute resolution procedures outlined in Chapter 120.

Without limiting the foregoing, the exclusive venue of any legal or equitable action that arises out of or relates to the Contract shall be the appropriate state court in Leon County, Florida; in any such action, Florida law shall apply and the parties waive any right to jury trial.

32. Employees, Subcontractors, and Agents. All Contractor employees, subcontractors, or agents performing work under the Contract shall be properly trained technicians who meet or exceed any specified training qualifications. Upon request,

PUR 1000 (10/06) 60A-1.002, F.A.C.	11

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Contractor shall furnish a copy of technical certification or other proof of qualification. All employees, subcontractors, or agents performing work under the Contract must comply with all security and administrative requirements of the Customer and shall comply with all controlling laws and regulations relevant to the services they are providing under the Contract. The State may conduct, and the Contractor shall cooperate in, a security background check or otherwise assess any employee, subcontractor, or agent furnished by the Contractor. The State may refuse access to, or require replacement of, any personnel for cause, including, but not limited to, technical or training qualifications, quality of work, change in security status, or non-compliance with a Customer’s security or other requirements. Such approval shall not relieve the Contractor of its obligation to perform all work in compliance with the Contract. The State may reject and bar from any facility for cause any of the Contractor’s employees, subcontractors, or agents.

33. Security and Confidentiality. The Contractor shall comply fully with all security procedures of the United States, State of Florida and Customer in performance of the Contract. The Contractor shall not divulge to third parties any confidential information obtained by the Contractor or its agents, distributors, resellers, subcontractors, officers or employees in the course of performing Contract work, including, but not limited to, security procedures, business operations information, or commercial proprietary information in the possession of the State or Customer. The Contractor shall not be required to keep confidential information or material that is publicly available through no fault of the Contractor, material that the Contractor developed independently without relying on the State’s or Customer’s confidential information, or material that is otherwise obtainable under State law as a public record. To insure confidentiality, the Contractor shall take appropriate steps as to its personnel, agents, and subcontractors. The warranties of this paragraph shall survive the Contract.

34. Contractor Employees, Subcontractors, and Other Agents. The Customer and the State shall take all actions necessary to ensure that Contractor’s employees, subcontractors and other agents are not employees of the State of Florida. Such actions include, but are not limited to, ensuring that Contractor’s employees, subcontractors, and other agents receive benefits and necessary insurance (health, workers’ compensations, and unemployment) from an employer other than the State of Florida.

35. Insurance Requirements. During the Contract term, the Contractor at its sole expense shall provide commercial insurance of such a type and with such terms and limits as may be reasonably associated with the Contract Providing and maintaining adequate insurance coverage is a material obligation of the Contractor. Upon request, the Contractor shall provide certificate of insurance. The limits of coverage under each policy maintained by the Contractor shall not be interpreted as limiting the Contractor’s liability and obligations under the Contract. All insurance policies shall be through insurers authorized or eligible to write policies in Florida.

36. Warranty of Authority. Each person signing the Contract warrants that he or she is duly authorized to do so and to bind the respective party to the Contract.

PUR 1000 (10/06) 60A-1.002, F.A.C.	12

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

37. Warranty of Ability to Perform. The Contractor warrants that, to the best of its knowledge, there is no pending or threatened action, proceeding, or investigation, or any other legal or financial condition, that would in any way prohibit, restrain, or diminish the Contractor’s ability to satisfy its Contract obligations. The Contractor warrants that neither it nor any affiliate is currently on the convicted vendor list maintained pursuant to section 287.133 of the Florida Statutes, or on any similar list maintained by any other state or the federal government. The Contractor shall immediately notify the Customer in writing if its ability to perform is compromised in any manner during the term of the Contract.

38. Notices. All notices required under the Contract shall be delivered by certified mail, return receipt requested, by reputable air courier service, or by personal delivery to the agency designee identified in the original solicitation, or as otherwise identified by the Customer. Notices to the Contractor shall be delivered to the person who signs the Contract. Either designated recipient may notify the other, in writing, if someone else is designated to receive notice.

39. Leases and Installment Purchases. Prior approval of the Chief Financial Officer (as defined in Section 17.001, F.S.) is required for State agencies to enter into or to extend any lease or installment-purchase agreement in excess of the Category Two amount established by section 287.017 of the Florida Statutes.

40. Prison Rehabilitative Industries and Diversified Enterprises, Inc. (PRIDE). Section 946.515(2), F.S. requires the following statement to be included in the solicitation: “It is expressly understood and agreed that any articles which are the subject of, or required to carry out, the Contract shall be purchased from the corporation identified under Chapter 946 of the Florida Statutes (PRIDE) in the same manner and under the same procedures set forth in section 946.515(2) and (4) of the Florida Statutes; and for purposes of the Contract the person, firm, or other business entity carrying out the provisions of the Contract shall be deemed to be substituted for the agency insofar as dealings with such corporation are concerned.” Additional information about PRIDE and the products it offers is available at http://www.pridefl.com.

41. Products Available from the Blind or Other Handicapped. Section 413.036(3), F.S. requires the following statement to be included in the solicitation: “It is expressly understood and agreed that any articles that are the subject of, or required to carry out, this contract shall be purchased from a nonprofit agency for the Blind or for the Severely Handicapped that is qualified pursuant to Chapter 413, Florida Statutes, in the same manner and under the same procedures set forth in section 413.036(1) and (2), Florida Statutes; and for purposes of this contract the person, firm, or other business entity carrying out the provisions of this contract shall be deemed to be substituted for the State agency insofar as dealings with such qualified nonprofit agency are concerned.” Additional information about the designated nonprofit agency and the products it offers is available at http://www.respectofflorida.org.

42. Modification of Terms. The Contract contains all the terms and conditions agreed upon by the parties, which terms and conditions shall govern all transactions between the

PUR 1000 (10/06) 60A-1.002, F.A.C.	13

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Customer and the Contractor. The Contract may only be modified or amended upon mutual written agreement of the Customer and the Contractor. No oral agreements or representations shall be valid or binding upon the Customer or the Contractor. No alteration or modification of the Contract terms, including substitution of product, shall be valid or binding against the Customer. The Contractor may not unilaterally modify the terms of the Contract by affixing additional terms to product upon delivery (e.g., attachment or inclusion of standard preprinted forms, product literature, “shrink wrap” terms accompanying or affixed to a product, whether written or electronic) or by incorporating such terms onto the Contractor’s order or fiscal forms or other documents forwarded by the Contractor for payment. The Customer’s acceptance of product or processing of documentation on forms furnished by the Contractor for approval or payment shall not constitute acceptance of the proposed modification to terms and conditions.

43. Cooperative Purchasing. Pursuant to their own governing laws, and subject to the agreement of the Contractor, other entities may be permitted to make purchases at the terms and conditions contained herein. Non-Customer purchases are independent of the agreement between Customer and Contractor, and Customer shall not be a party to any transaction between the Contractor and any other purchaser.

State agencies wishing to make purchases from this agreement are required to follow the provisions of s. 287.042(16)(a), F.S. This statute requires the Department of Management Services to determine that the requestor’s use of the contract is cost-effective and in the best interest of the State.

44. Waiver. The delay or failure by the Customer to exercise or enforce any of its rights under this Contract shall not constitute or be deemed a waiver of the Customer’s right thereafter to enforce those rights, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

45. Annual Appropriations. The State’s performance and obligation to pay under this contract are contingent upon an annual appropriation by the Legislature.

46. Execution in Counterparts. The Contract may be executed in counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

47. Severability. If a court deems any provision of the Contract void or unenforceable, that provision shall be enforced only to the extent that it is not in violation of law or is not otherwise unenforceable and all other provisions shall remain in full force and effect.

PUR 1000 (10/06) 60A-1.002, F.A.C.	14

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

State of Florida

PUR 1001

General Instructions to Respondents

Contents

1. Definitions.

2. General Instructions.

3. Electronic Submission of Responses.

4. Terms and Conditions.

5. Questions.

6. Conflict of Interest.

7. Convicted Vendors.

8. Discriminatory Vendors.

9. Respondent’s Representation and Authorization.

10. Manufacturer’s Name and Approved Equivalents.

11. Performance Qualifications.

12. Public Opening.

13. Electronic Posting of Notice of Intended Award.

14. Firm Response.

15. Clarifications/Revisions.

16. Minor Irregularities/Right to Reject.

17. Contract Formation.

18. Contract Overlap.

19. Public Records.

20. Protests.

21. Limitation on Vendor Contact with Agency During Solicitation Period

1. Definitions. The definitions found in s. 60A-1.001, F.A.C. shall apply to this agreement. The following additional terms are also defined:

(a)	“Buyer” means the entity that has released the solicitation. The “Buyer” may also be the “Customer” as defined in the PUR 1000 if that entity meets the definition of both terms.

(b)	“Procurement Officer” means the Buyer’s contracting personnel, as identified in the Introductory Materials.

(c)	“Respondent” means the entity that submits materials to the Buyer in accordance with these Instructions.

(d)	“Response” means the material submitted by the respondent in answering the solicitation.

(e)	“Timeline” means the list of critical dates and actions included in the Introductory Materials.

2. General Instructions. Potential respondents to the solicitation are encouraged to carefully review all the materials contained herein and prepare responses accordingly.

PUR 1001 (10/06) 60A-1.002(7), F.A.C.	1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3. Electronic Submission of Responses. Respondents are required to submit responses electronically. For this purpose, all references herein to signatures, signing requirements, or other required acknowledgments hereby include electronic signature by means of clicking the “Submit Response” button (or other similar symbol or process) attached to or logically associated with the response created by the respondent within MyFloridaMarketPlace. The respondent agrees that the action of electronically submitting its response constitutes:

•	an electronic signature on the response, generally,

•	an electronic signature on any form or section specifically calling for a signature, and

•	an affirmative agreement to any statement contained in the solicitation that requires a definite confirmation or acknowledgement.

4. Terms and Conditions. All responses are subject to the terms of the following sections of this solicitation, which, in case of conflict, shall have the order of precedence listed:

•	Technical Specifications,

•	Special Conditions and Instructions,

•	Instructions to Respondents (PUR 1001),

•	General Conditions (PUR 1000), and

•	Introductory Materials.

The Buyer objects to and shall not consider any additional terms or conditions submitted by a respondent, including any appearing in documents attached as part of a respondent’s response. In submitting its response, a respondent agrees that any additional terms or conditions, whether submitted intentionally or inadvertently, shall have no force or effect. Failure to comply with terms and conditions, including those specifying information that must be submitted with a response, shall be grounds for rejecting a response.

5. Questions. Respondents shall address all questions regarding this solicitation to the Procurement Officer. Questions must be submitted via the Q&A Board within MyFloridaMarketPlace and must be RECEIVED NO LATER THAN the time and date reflected on the Timeline. Questions shall be answered in accordance with the Timeline. All questions submitted shall be published and answered in a manner that all respondents will be able to view. Respondents shall not contact any other employee of the Buyer or the State for information with respect to this solicitation. Each respondent is responsible for monitoring the MyFloridaMarketPlace site for new or changing information. The Buyer shall not be bound by any verbal information or by any written information that is not contained within the solicitation documents or formally noticed and issued by the Buyer’s contracting personnel. Questions to the Procurement Officer or to any Buyer personnel shall not constitute formal protest of the specifications or of the solicitation, a process addressed in paragraph 19 of these Instructions.

6. Conflict of Interest. This solicitation is subject to chapter 112 of the Florida Statutes. Respondents shall disclose with their response the name of any officer, director, employee or other agent who is also an employee of the State. Respondents shall also

PUR 1001 (10/06) 60A-1.002(7), F.A.C.	2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

disclose the name of any State employee who owns, directly or indirectly, an interest of five percent (5%) or more in the respondent or its affiliates.

7. Convicted Vendors. A person or affiliate placed on the convicted vendor list following a conviction for a public entity crime is prohibited from doing any of the following for a period of 36 months from the date of being placed on the convicted vendor list:

•	submitting a bid on a contract to provide any goods or services to a public entity;

•	submitting a bid on a contract with a public entity for the construction or repair of a public building or public work;

•	submitting bids on leases of real property to a public entity;

•	being awarded or performing work as a contractor, supplier, subcontractor, or consultant under a contract with any public entity; and

•	transacting business with any public entity in excess of the Category Two threshold amount ($25,000) provided in section 287.017 of the Florida Statutes.

8. Discriminatory Vendors. An entity or affiliate placed on the discriminatory vendor list pursuant to section 287.134 of the Florida Statutes may not:

•	submit a bid on a contract to provide any goods or services to a public entity;

•	submit a bid on a contract with a public entity for the construction or repair of a public building or public work;

•	submit bids on leases of real property to a public entity;

•	be awarded or perform work as a contractor, supplier, sub-contractor, or consultant under a contract with any public entity; or

•	transact business with any public entity.

9. Respondent’s Representation and Authorization. In submitting a response, each respondent understands, represents, and acknowledges the following (if the respondent cannot so certify to any of following, the respondent shall submit with its response a written explanation of why it cannot do so).

•	The respondent is not currently under suspension or debarment by the State or any other governmental authority.

•	To the best of the knowledge of the person signing the response, the respondent, its affiliates, subsidiaries, directors, officers, and employees are not currently under investigation by any governmental authority and have not in the last ten (10) years been convicted or found liable for any act prohibited by law in any jurisdiction, involving conspiracy or collusion with respect to bidding on any public contract.

•	Respondent currently has no delinquent obligations to the State, including a claim by the State for liquidated damages under any other contract.

•	The submission is made in good faith and not pursuant to any agreement or discussion with, or inducement from, any firm or person to submit a complementary or other noncompetitive response.

•	The prices and amounts have been arrived at independently and without consultation, communication, or agreement with any other respondent or potential

PUR 1001 (10/06) 60A-1.002(7), F.A.C.	3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

respondent; neither the prices nor amounts, actual or approximate, have been disclosed to any respondent or potential respondent, and they will not be disclosed before the solicitation opening.

•	The respondent has fully informed the Buyer in writing of all convictions of the firm, its affiliates (as defined in section 287.133(l)(a) of the Florida Statutes), and all directors, officers, and employees of the firm and its affiliates for violation of state or federal antitrust laws with respect to a public contract for violation of any state or federal law involving fraud, bribery, collusion, conspiracy or material misrepresentation with respect to a public contract. This includes disclosure of the names of current employees who were convicted of contract crimes while in the employ of another company.

•	Neither the respondent nor any person associated with it in the capacity of owner, partner, director, officer, principal, investigator, project director, manager, auditor, or position involving the administration of federal funds:

•	Has within the preceding three years been convicted of or had a civil judgment rendered against them or is presently indicted for or otherwise criminally or civilly charged for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a federal, state, or local government transaction or public contract; violation of federal or state antitrust statutes; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property; or

•	Has within a three-year period preceding this certification had one or more federal, state, or local government contracts terminated for cause or default.

•	The product offered by the respondent will conform to the specifications without exception.

•	The respondent has read and understands the Contract terms and conditions, and the submission is made in conformance with those terms and conditions.

•	If an award is made to the respondent, the respondent agrees that it intends to be legally bound to the Contract that is formed with the State.

•	The respondent has made a diligent inquiry of its employees and agents responsible for preparing, approving, or submitting the response, and has been advised by each of them that he or she has not participated in any communication, consultation, discussion, agreement, collusion, act or other conduct inconsistent with any of the statements and representations made in the response.

•	The respondent shall indemnify, defend, and hold harmless the Buyer and its employees against any cost, damage, or expense which may be incurred or be caused by any error in the respondent’s preparation of its bid.

•	All information provided by, and representations made by, the respondent are material and important and will be relied upon by the Buyer in awarding the Contract. Any misstatement shall be treated as fraudulent concealment from the Buyer of the true facts relating to submission of the bid. A misrepresentation shall be punishable under law, including, but not limited to, Chapter 817 of the Florida Statutes.

PUR 1001 (10/06) 60A-1.002(7), F.A.C.	4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10. Manufacturer’s Name and Approved Equivalents. Unless otherwise specified, any manufacturers’ names, trade names, brand names, information or catalog numbers listed in a specification are descriptive, not restrictive. With the Buyer’s prior approval, the Contractor may provide any product that meets or exceeds the applicable specifications. The Contractor shall demonstrate comparability, including appropriate catalog materials, literature, specifications, test data, etc. The Buyer shall determine in its sole discretion whether a product is acceptable as an equivalent.

11. Performance Qualifications. The Buyer reserves the right to investigate or inspect at any time whether the product, qualifications, or facilities offered by Respondent meet the Contract requirements. Respondent shall at all times during the Contract term remain responsive and responsible. In determining Respondent’s responsibility as a vendor, the agency shall consider all information or evidence which is gathered or comes to the attention of the agency which demonstrates the Respondent’s capability to fully satisfy the requirements of the solicitation and the contract.

Respondent must be prepared, if requested by the Buyer, to present evidence of experience, ability, and financial standing, as well as a statement as to plant, machinery, and capacity of the respondent for the production, distribution, and servicing of the product bid. If the Buyer determines that the conditions of the solicitation documents are not complied with, or that the product proposed to be furnished does not meet the specified requirements, or that the qualifications, financial standing, or facilities are not satisfactory, or that performance is untimely, the Buyer may reject the response or terminate the Contract. Respondent may be disqualified from receiving awards if respondent, or anyone in respondent’s employment, has previously failed to perform satisfactorily in connection with public bidding or contracts. This paragraph shall not mean or imply that it is obligatory upon the Buyer to make an investigation either before or after award of the Contract, but should the Buyer elect to do so, respondent is not relieved from fulfilling all Contract requirements.

12. Public Opening. Responses shall be opened on the date and at the location indicated on the Timeline. Respondents may, but are not required to, attend. The Buyer may choose not to announce prices or release other materials pursuant to s. 119.071(l)(b), Florida Statutes. Any person requiring a special accommodation because of a disability should contact the Procurement Officer at least five (5) workdays prior to the solicitation opening. If you are hearing or speech impaired, please contact the Buyer by using the Florida Relay Service at (800) 955-8771 (TDD).

13. Electronic Posting of Notice of Intended Award. Based on the evaluation, on the date indicated on the Timeline the Buyer shall electronically post a notice of intended award at http://fcn.state.fl.us/owa vbs/owa/vbs www.main menu. If the notice of award is delayed, in lieu of posting the notice of intended award the Buyer shall post a notice of the delay and a revised date for posting the notice of intended award. Any person who is adversely affected by the decision shall file with the Buyer a notice of protest within 72 hours after the electronic posting. The Buyer shall not provide tabulations or notices of award by telephone.

PUR 1001 (10/06) 60A-1.002(7), F.A.C.	5

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14. Firm Response. The Buyer may make an award within sixty (60) days after the date of the opening, during which period responses shall remain firm and shall not be withdrawn. If award is not made within sixty (60) days, the response shall remain firm until either the Buyer awards the Contract or the Buyer receives from the respondent written notice that the response is withdrawn. Any response that expresses a shorter duration may, in the Buyer’s sole discretion, be accepted or rejected.

15. Clarifications/Revisions. Before award, the Buyer reserves the right to seek clarifications or request any information deemed necessary for proper evaluation of submissions from all respondents deemed eligible for Contract award. Failure to provide requested information may result in rejection of the response.

16. Minor Irregularities/Right to Reject. The Buyer reserves the right to accept or reject any and all bids, or separable portions thereof, and to waive any minor irregularity, technicality, or omission if the Buyer determines that doing so will serve the State’s best interests. The Buyer may reject any response not submitted in the manner specified by the solicitation documents.

17. Contract Formation. The Buyer shall issue a notice of award, if any, to successful respondent(s), however, no contract shall be formed between respondent and the Buyer until the Buyer signs the Contract. The Buyer shall not be liable for any costs incurred by a respondent in preparing or producing its response or for any work performed before the Contract is effective.

18. Contract Overlap. Respondents shall identify any products covered by this solicitation that they are currently authorized to furnish under any state term contract. By entering into the Contract, a Contractor authorizes the Buyer to eliminate duplication between agreements in the manner the Buyer deems to be in its best interest.

19. Public Records. Article 1, section 24, Florida Constitution, guarantees every person access to all public records, and Section 119.011, Florida Statutes, provides a broad definition of public record. As such, all responses to a competitive solicitation are public records unless exempt by law. Any respondent claiming that its response contains information that is exempt from the public records law shall clearly segregate and mark that information and provide the specific statutory citation for such exemption.

20. Protests. Any protest concerning this solicitation shall be made in accordance with sections 120.57(3) and 287.042(2) of the Florida Statutes and chapter 28-110 of the Florida Administrative Code. Questions to the Procurement Officer shall not constitute formal notice of a protest. It is the Buyer’s intent to ensure that specifications are written to obtain the best value for the State and that specifications are written to ensure competitiveness, fairness, necessity and reasonableness in the solicitation process.

PUR 1001 (10/06) 60A-1.002(7), F.A.C.	6

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 120.57(3)(b), F.S. and Section 28-110.003, Fla. Admin. Code require that a notice of protest of the solicitation documents shall be made within seventy-two hours after the posting of the solicitation.

Section 120.57(3)(a), F.S. requires the following statement to be included in the solicitation: “Failure to file a protest within the time prescribed in section 120.57(3), Florida Statutes, shall constitute a waiver of proceedings under Chapter 120, Florida Statutes.”

Section 28-110.005, Fla. Admin. Code requires the following statement to be included in the solicitation: “Failure to file a protest within the time prescribed in Section 120.57(3), Florida Statutes, or failure to post the bond or other security required by law within the time allowed for filing a bond shall constitute a waiver of proceedings under Chapter 120, Florida Statutes.”

21. Limitation on Vendor Contact with Agency During Solicitation Period. Respondents to this solicitation or persons acting on their behalf may not contact, between the release of the solicitation and the end of the 72-hour period following the agency posting the notice of intended award, excluding Saturdays, Sundays, and state holidays, any employee or officer of the executive or legislative branch concerning any aspect of this solicitation, except in writing to the procurement officer or as provided in the solicitation documents. Violation of this provision may be grounds for rejecting a response.

PUR 1001 (10/06) 60A-1.002(7), F.A.C.	7

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

Exhibit ‘A’

Scope of Services

1.	INTRODUCTION

1.1	FLORIDA DEPARTMENT OF TRANSPORTATION’S MISSION STATEMENT:

The Department will provide a safe transportation system that ensures the mobility of people and goods, enhances economic prosperity and preserves the quality of our environment and communities.

1.2	TURNPIKE ENTERPRISE’S MISSION STATEMENT:

To help meet the State’s growing transportation needs, ensuring value to customers, protecting investors and managing the turnpike system in a business-like manner.

1.3	BACKGROUND:

The Turnpike consists of 460 miles of roadway, which are owned and operated by the Florida Department of Transportation, hereinafter referred to as the “Department”. Toll revenues fund the Department’s toll operations. The Department manages and processes tolls on an additional 133 miles of roadway for facilities owned by the Department and an additional 7 miles of roadway for facilities operated by the Department. The total miles are 616. The Turnpike Enterprise processes approximately 741,000,000 in toll transactions and collects approximately $763,000,000 in toll revenues annually. Approximately 81% are collected electronically with the remaining 19% collected in cash.

1.4	REVENUE COLLECTION SERVICES OPERATION:

The Revenue Collection Services group, hereinafter referred to as “RCS”, reports directly to the Finance Division of Florida’s Turnpike Enterprise. There are four toll regions located geographically throughout the state. Each toll region is responsible for the overall operation of 10 to 12 toll facilities of varying sizes. The key functions of RCS are the accurate collection and deposit of cash toll revenues, and to provide efficient and friendly service to the motoring public in manned and automatic coin lanes. Such activities include employee reporting; shift operations; determination of collector, supervisor, and laborer staffing and scheduling needs; money handling and counting; deposit preparation and verification; deposit reconciliation; reporting facility and equipment maintenance issues; and facility security.

2.	DEFINITION OF TERMS:

For the purpose of this contract, whenever the following terms appear, their intent and meaning shall, unless specifically stated otherwise, be interpreted as shown here below:

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

Contract: The executed document that fully describes the work requirements, schedules, terms and conditions of the project, quality standards and specifications, payment requirements and all responsibilities and obligations of the Vendor and the Department.

Department: Florida Department of Transportation, Florida’s Turnpike Enterprise, the contracting agency.

Department’s Contract Manager: The individual employee of the Department responsible for the management of the contract.

Department’s Deputy Contract Manager: The employees of the Department who are responsible for establishing staff requirements and monitoring of work being performed, inspection and acceptance of services provided, and approval for payment requested herein.

Department’s Deputy Director Revenue Collection Services: This person provides operational oversight and direction for the four (4) toll regions. Serves as the Department’s Contract Manager at the statewide level of this Contract.

Department’s Regional Toll Manager: The individual employee responsible for the management oversight of an entire toll region, Including the management of toll collection staffing contract, supervision of toll facility managers and regional office support staff, provide direction and guidance for the operations of the toll facilities, budget control, monitor cash collection, and monitor banking and auditing reports for cash handling errors. Serves as the Department’s Deputy Contract Manager at the region level of this contract.

Department’s Toll Facility Manager: This individual is responsible for the total operation of a toll facility. Responsibilities include providing direction and guidance to contract employees, maintaining a well-trained and motivated workforce, providing exceptional customer service, contract management, and meeting the financial goals of the Department.

Contract Employee: The individuals employed by the Vendor performing duties and responsibilities of a toll collector, toll collector supervisor, toll facility custodian or courier.

Retained Contract Employees: An employee of the current Vendor who accepts employment with the new toll collection services Vendor.

Vendor: The firm selected through the competitive process to provide the services requested herein.

Vendor’s Program Director: The individual employee of the Vendor responsible for management of the Contract, staffing to the Department’s required schedules, payroll, monitoring of work being performed, inspection of services provided, and the submission of payment documents for all services requested herein. The Vendor’s Program Director is responsible for all communication with the Department and the Department’s Contract Manager.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

Vendor Regional Support Manager(s): The individual employee of the Vendor responsible for overseeing all day-to-day operational support activities within the assigned toll collection region. Acts as the primary liaison with the Department’s Regional Toll Manager. A minimum of fifty percent (50%) of work week must be spent visiting toll facilities or Regional Toll Offices interacting with Vendor employees, Department Toll Facility Managers, and with the Regional Toll Manager.

Vendor Human Resource Generalist(s): The individual employee of the Vendor responsible for administering human resource policies and procedures and carrying out all the day-to-day activities including recruitment, selection, compensation, performance management, benefits and employee relations. Eighty percent (80%) of work week must be spent visiting assigned toll facilities interacting with Vendor employees and Department Toll Facility Managers.

Vendor Contact Center Manager: The individual employee of the Vendor responsible for managing the contact call center and for ensuring toll facility scheduling requirements and staffing vacancies are met.

3.	GENERAL DESCRIPTION:

3.1.	The Department is currently under contract for the above-mentioned services: however, the contract will expire in November 2015. It is the intent of the Department to retain all current contracted full-time and part-time positions under this contract (see Section 25.1, First Right of Refusal). This Request for Proposal is directed to Vendors who can meet the Department’s requirements as described within.

3.2.	This indefinite quantity contract retains the Vendor to provide toll collection service employees for full-time and part-time positions at toll facilities located within the four toll regions. The number of positions may increase or decrease during the term of the contract depending on need (see Section 9.1.6) and availability of budget. The Vendor shall provide toll facility personnel, including toll collector, toll collector supervisor, custodian, and courier positions to perform the responsibilities as outlined in the Position Descriptions in Attachment “B”.

3.3.	The Vendor shall provide and maintain one local office within the specified geographic boundaries in each of the toll regions and one satellite office in the Destin area, approved by the Department, with space useable for interviewing, scheduling, orientation and training, and maintenance of employee files and uniform inventory. In addition, the Vendor shall also provide space for a staffing contact center which may be co-located with the Orlando region local office. Furnishing each office with appropriate furniture, equipment, and office supplies as well as telephone services, utilities, janitorial and other needed services or items are the responsibility of the Vendor. The local offices shall be staffed during normal business hours, 8:00 am to 5:00 pm, Monday through Friday, with the exception of the staffing contact center which shall be staffed 24/7.

3.4.	The Department will provide at the toll facilities all toll facility management staff, technical support individuals, procedures, furniture, computers, office supplies, uniforms, and access to the toll collection system for the Vendor’s employees assigned to the toll facilities.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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4.	CONTRACT AWARD:

One contract will be awarded from this Request for Proposal to provide services for toll facilities assigned to the Department’s four (4) toll regions. The four (4) toll regions consist of the Orlando Region, Tampa Region, Palm Beach Region and Broward Region and include toll facilities listed in Attachment “A”.

5.	PROJECT MANAGEMENT:

The Vendor shall provide a senior level employee to be located in Orlando, Florida to act as the Program Director during the term of the Agreement, with authority to act on the behalf of the Vendor in any matter related to the Vendor personnel assigned and is responsible for all communication with the Department and the Department’s Contract Manager. The Program Director shall speak, read, write and understand the English language and must be available or on-call to the Department on a 24/7 (24 hours per day, 7 days per week) basis during the term of the contract. The Vendor shall provide emergency telephone numbers and contingency procedures for failure of first level of response. The Vendor shall respond, by telephone, to the Department within thirty (30 minutes) of initial contact.

6.	REVENUE COLLECTION SERVICES VENDOR TEAM:

The Vendor shall establish and maintain a fully qualified team for all phases and for the duration of this contract. The Vendor shall supply all of the labor, expertise, and travel necessary to provide all of the services specified herein. In addition to the Program Director specified in Section 5 above, the Vendor will provide at minimum the following staff to support this contract.

6.1.	Regional Support Managers

A Regional Support Manager will be assigned to each of the four (4) toll regions. The Regional Support Manager shall be responsible for overseeing all day-to-day operational support activities within the assigned toll collection region and acts as the primary liaison with the Department’s Regional Toll Manager. A minimum of fifty percent (50%) of work week must be spent visiting toll facilities or Regional Toll Offices interacting with Vendor employees, Department Toll Facility Managers and with the Regional Toll Manager.

6.2.	Human Resource Generalists

Human Resource Generalists (HRG) will be assigned to toll facilities based on an employee to HRG ratio approved by the Department. This individual will be responsible for administering human resource policies and procedures and carrying out all the day-to-day activities including recruitment, selection, compensation, performance management, benefits and employee relations. Eighty percent (80%) of work week must be spent visiting assigned toll facilities interacting with Vendor employees and Department Toll Facility Managers.

6.3.	Contact Center Manager

One (1) Contact Center Manager will be assigned to the Contact Center and will be responsible for managing the contact call center and for ensuring toll facility scheduling requirements and staffing vacancies are met.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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6.4.	Contact Center Supervisors

A minimum of one (1) Contact Center Supervisor will be assigned to the Contact Center for each of the three (3) shifts each day to cover the 24/7 operation. The Contact Center Supervisor will lead a team of Contact Center Specialists in handling inbound/outbound calls and fulfilling the staffing requirements for the toll facilities. The Contact Center Supervisors will provide backup to the Contact Center Manager during their absence.

6.5.	Region Scheduling Specialists

One (1) Scheduling Specialist will be assigned to each of the four regions. The Scheduling Specialist will be responsible for ensuring the region’s needs are being met through finalizing schedules for each toll facility in the region in a timely manner using available staff to ensure all open shifts are filled.

6.6.	Contact Center Specialists

An appropriate number of Contact Center Staffing Specialists will be assigned to the Contact Center to handle call volume and scheduling issues for the toll facilities on a 24/7 basis. This position will be responsible for issuing schedules, monitoring employee schedule adherence, contacting employees for open shifts, and reviewing vacation requests for approval/disapproval.

7.	WORKFORCE DIVERSITY:

7.1.	The Department desires to maintain a work force that is ethnically and culturally diverse. As such, the Vendor shall be required to provide a diverse and balanced mix of employees to meet the Department’s goal.

7.2.	Discrimination on the grounds of race, color, religion, sex, national origin, age or disability shall result in termination of the contract as stipulated in Section 6 of the Standard Written Agreement.

8.	RECRUTIMENT, HIRING AND EMPLOYMENT MATTERS:

8.1.	Screening Method

The Vendor shall establish and maintain a screening process for potential employees assigned to the project. The focus of the screening process shall be the safe and proper handling of Department revenues, and the ability to effectively communicate and deal with the motoring public. The Vendor must obtain the Department’s approval of the screening methods prior to their use. Documentation of successful screening results shall be maintained in the employee’s individual personnel file. Assignment of unqualified personnel will result in liquidated damages as stipulated in Section 23.

8.1.1.

The screening process will include a background check at the state level to exclude from employment individuals with financial crime records* or other background history which might jeopardize the Department’s ability to perform its mission. A federal level background check will be required for potential employee candidates who have not resided in Florida for a minimum of twelve (12) months.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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The successful results of the background check must be in the employee’s individual personnel file prior to the assignment of the employee. At the request of the Department, the Vendor will periodically be required, on an as needed basis, to perform a National Level background on employees assigned to this contract.

*	Financial crimes are crimes that deal with the theft of revenue and/or funds, to include the manipulation of documents and/or equipment, in order to hide, fraud or convert revenues for personal use or gain. Financial crimes are the direct and indirect activities that cause a financial loss to an organization or individual.

8.1.2.	The screening process shall include a method to measure the following to determine the applicant meets the minimum requirements of the position. Under no circumstances shall an employee be assigned to this contract unless they have passed the individual tests with a passing score of at least eighty percent (80%) for each of the skills listed below. The Department reserves the right to approve all tests prior to use and to test contract personnel who do not appear to meet minimum requirements.

8.1.2.1.1.	Ability to speak and read English.
8.1.2.1.2.	Accuracy and speed of simple math and cash calculation skills.
8.1.2.1.3.	Ability to use a computerized cashiering system.
8.1.2.1.4.	Demonstrate basic computer skills including the ability to use a mouse and navigate through a Windows application.

8.1.3.	An interview process for all positions shall be conducted by the Vendor. The Department reserves the right to observe interviews.

8.1.4.	The Vendor shall permanently fill vacant positions as quickly as possible, but shall have no longer than thirty (30) calendar days to permanently fill vacant positions. A vacant position does not exclude the Vendor from the responsibility to fill shifts left open by the vacancy.

8.2.	Employment of Relatives

The Vendor shall ensure that no contract employee is assigned or scheduled to work at a Department location where a relative of the employee is assigned. This requirement applies to all relatives of the contract employee, either employed by the Department or the Vendor. Additionally, relatives of the Vendor’s management team shall not be assigned to this project. The Vendor is required to inform the Department in writing of all relatives employed in any position either when they are initially hired or if they become related during the term of the agreement. Employees who live together or share the same residences shall not be assigned or scheduled to work at the same location.

8.3.	Reassignments or Rehires

The Vendor shall submit requests for reassignments of contract employees from one region to a different region to the Department’s Deputy Contract Manager(s). The request must be in writing and written approval obtained by both Department Deputy Contract Managers in the affected regions.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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8.3	Reassignments or Rehires

The Vendor shall submit requests for reassignments of contract employees from one region to a different region to the Department’s Deputy Contract Manager(s). The request must be in writing and written approval obtained by both Department Deputy Contract Managers in the affected regions.

Requests for reassignments for contract employees who have been removed from the project at the Department’s request due to performance or money handling issues shall not be considered or approved.

The Vendor shall also obtain written approval from the Contract Manager to hire Department or contract employees previously assigned to this project.

8.4	Personnel Files

The Vendor shall establish and maintain individual personnel files on each contract employee. The file shall be maintained at the Vendor’s local office. The file shall include: a complete application for employment; a set of fingerprints taken by a local law enforcement agency or by an individual properly trained and qualified to take fingerprints; a photograph taken at the time of employment; a complete copy of the Florida Department of Law Enforcement background check or approved third party contractor background check (or National if required); quarterly drivers’ record checks; test results identified in 8.1.2; performance appraisals; disciplinary documentation; receipts signed by employees for uniforms, proximity access cards, and other Department-owned property assigned to the employee; and a signed Internet Use policy statement of receipt.

The Department reserves the right to review individual employee personnel files, excluding medical information, and to require the Vendor to provide employee information such as photographs, social security numbers, and addresses.

8.5	Employment Matters

The Vendor shall be responsible for all matters pertaining to the employment, scheduling, benefits, compensation (wages, salary, unemployment, and workers’ compensation), payroll administration, discipline, discharge, and similar matters of personnel such as, mandatory Sexual Harassment and Violence Free Workplace training, provided under this contract. The Vendor shall be an independent Vendor of the Department in performance of its duties herein. The Vendor’s personnel performing services under the Contract, shall at all times, be under the Vendor’s exclusive control and shall be employees of the Vendor and not of the Department.

8.6	Employee Direction

Contract personnel shall follow the directions and instructions of the Department’s designated representatives and shall be subordinate to these individuals while on duty for the Department. The Department will provide written documentation on the contract employee performance using an agreed upon form. The Vendor shall be responsible for initiating corrective and progressive disciplinary action with the contract employee. The Vendor shall provide the Department with written notification of action initiated. The Department reserves the right to review and approve the Vendor’s disciplinary process.

Exhibit “A”

Addendum 2

Dated 07/06/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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8.8.	Employee Removal

The Department reserves the right to require the immediate removal of any contract employee whom the Department identifies as a potential threat to the health, safety, security or general well-being of the Department’s customers, employees, agents, assets, or whomever the Department determines does not meet the minimum performance requirements of the position. Removal requests will be made in writing by the Department’s Deputy Contract Manager(s). Any such removal request by the Department will be preceded with discussion between the Vendor and the Department. Requests for removal will be documented following the verbal request.

If such removal of a contract employee is requested during the employee’s regular shift, the Vendor shall provide a substitute within two (2) hours of the removal.

When the Department requests a contract employee’s removal from this project, it is not a request for termination. Under no circumstances shall the Vendor or its representatives inform the contract employee that they are being terminated at the request of the Department or any representative of the Department. The Vendor shall take full responsibility for the termination of a contract employee.

9.	STAFFING, SCHEDULING, SHIFT REPORTING AND TIME KEEPING

9.1.	Staffing and Scheduling

The Vendor shall be required to provide contract employees, as described herein, for a 24/7 operation at times and locations required by the Department.

9.1.1.	The Department will establish, monitor, and adjust scheduling and staffing requirements for each toll facility. The Vendor shall provide minimum staffing levels (numbers of employees assigned), approved by the Department, to meet scheduling requirements of each toll facility.

9.1.2.	The Vendor shall be responsible for assigning contract employees to work schedules and locations provided by the Department. The Vendor shall be required to provide each Toll Facility Manager with a comprehensive employee work schedule listing contract employee names assigned to the indicated work shifts for the following two week period no later than ten (10) days prior to the start date of the work schedule. This schedule shall be provided electronically in a format that can be printed. The Department reserves the right to review the work schedule and request adjustments to contract employee schedule assignments. The Vendor shall provide the Department with the beginning and ending dates of the pay periods they intend to utilize in this contract so that the Department can adapt the work schedules to the Vendor’s pay period.

9.1.3.	On-duty Department Toll Facility Managers, or contract toll collector supervisors, will be responsible for contacting the Vendor to request additional staffing should the number of on-duty, or scheduled contract employees be inadequate at any time. Department Toll Facility Managers and contract toll collector supervisors shall not be responsible for coordinating work schedules directly with the contract employees.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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9.1.4.	The Vendor shall notify the on-duty Department Toll Facility Manager or contract supervisor of changes in personnel assigned to work a shift as soon as the change occurs, but no later than two (2) hours prior to the start of shift. The Vendor shall also communicate with the on-duty Toll Facility Manager or contract supervisor the progress of filling open shifts or any inability to do so.

9.1.5.	The Vendor shall be responsible for providing replacement contract employees for scheduled contract employees who fail to report to work or are otherwise unavailable. The Vendor is required to provide replacement contract employees as quickly as possible, but no later than one (1) hour of the beginning of the scheduled shift, or at the beginning of the scheduled shift time if notified at least one (1) hour before the scheduled shift. Requests for replacement contract employees will be made verbally to the Vendor by Department Toll Facility Managers or contract supervisors. The Department reserves the right to request the Vendor require another contract employee from the off-going shift remain on-duty until the replacement employee arrives. Compensation for such shift extensions will be billed at the Vendor’s hourly rate. No overtime additive rate will be paid by the Department for any hours worked by the Vendor’s employees.

9.1.6.	The level of personnel required may be increased or decreased, at any time, by the Department under the following guidelines:

9.1.6.1.	When an emergency condition exists which requires additional contract employees to handle emergency traffic conditions on a temporary basis, the Vendor shall provide the additional requested contract employee as quickly as possible, but no later than (2) hours, of verbal notification to the Vendor by the Department.

9.1.6.2.	Special events or holidays that require additional staffing to handle increases in traffic traveling through the toll facility.

9.1.6.3.	As a result of changes in traffic patterns or other operational requirements, the Department may request the Vendor to provide additional staffing or reduce current staffing levels. Such requests will be accomplished through written notification and authorization from the Department’s Deputy Contract Manager. The written notification will include the time period such requests shall be fulfilled by the Vendor.

9.1.7.	Failure by the Vendor to provide adequate staffing or unsatisfactory compliance with the requirement to provide substitute personnel or additional employees within the specified time period will result in Liquidated Damages as outlined in Section 23 of this Scope, and shall be cause for termination of the Contract by the Department.

9.2.	Shift Reporting and Timekeeping

9.2.1.	Contract personnel shall be required to report to the on-duty Department Toll Facility Manager or the contract supervisor at the beginning of their assigned shift at the specified toll facility location.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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9.2.2.	Contract employees shall be required to record their shift starting and ending times and all rest and meal breaks on an internet enabled time-clock device provided by the Vendor capable of real-time uploads to the Vendor’s centralized scheduling software/server. The Vendor will be responsible for all costs of the installation, internet and maintenance of the time-clock devices.

9.2.3.	The Vendor shall be required to verify contract employee hours worked with the designated Department employee on a weekly and monthly basis.

9.2.4.	The Department will pay the Vendor’s hourly rate for hours worked by the contract employee positions, described herein, on approved schedules and for training required by the Department. All other hours shall be considered non-billable and should not be reflected on the monthly Invoices.

9.2.5.	The Department strongly discourages the use of overtime for this contract. To that extent, the Vendor shall not be able to bill an overtime hourly bill rate when the Vendor provides a contract employee who works in excess of forty (40) hours per week on this contract. This does not eliminate the Vendor’s responsibility to comply with the federal or state employment laws should a contract employee work in excess of forty (40) hours in a week.

10.	CONTACT CENTER

10.1.	The Vendor shall provide a toll-free dispatch contact center located within fifteen (15) miles of the Florida’s Turnpike Headquarters in Ocoee, Florida. The primary responsibility of the contact center will be to perform as the central communication hub for contract and Department toll collection employees. The contact center shall operate 24 hours a day, 7 days a week. The contact center will be the primary point of contact for all schedule and operation related issues. The contact center will communicate all schedule modifications in a real-time environment.

10.2.	The Vendor must provide a Customer Relationship Management (CRM) system capable of recording incoming and outgoing calls to the contact center. The CRM shall be capable of producing a confirmation number that will be provided to the caller for reference purposes. All inbound and outbound calls made to and from the contact center will be recorded and stored for documentation purposes. The recorded calls must be indexed for easy identification and retrieval and shall be associated with the confirmation number or CRM entry. The Department reserves the right to listen to recorded calls.

10.3.	The contact center shall have the ability to view a contract employee’s schedule through a real-time display. The contact center shall have a web-based centralized scheduling software that is capable of real-time displays of contract employee’s status. The software shall be capable of future schedule development and retaining past schedules for documentation, payroll and invoicing purposes. The software shall be able to automatically document employee absences and lateness and have the capability to capture vacation request information. Department Toll Facility Managers and other Department designated employees shall be granted access to the web-based scheduling system for confirmation of labor hours billed and to view toll facility schedules for contract employees in real time.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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10.4.	The Vendor will provide an internet enabled time clock device capable of real-time uploads to the centralized scheduling software. The Department will not provide internet connections at the toll facility locations. The Vendor will be responsible for all costs of the installation, internet and maintenance of the time-clock devices.

10.5.	A prioritized toll-free number shall be provided to designated Department employees for direct access to the contact center.

10.6.	The Vendor shall provide a business continuity and disaster recovery plan for the contact center.

11.	EMPLOYEE PAY, BENEFITS, RECOGNITION AND RETENTION PROGRAMS

The Department desires to maintain an experienced workforce through the retention of quality employees and programs that reduce unnecessary turnover and training costs. The Vendor shall minimize turnover rates by providing salaries that are competitive within the area and benefits to its full-time employees and maintain a well-trained staff by implementing timely performance recognition and feedback, incentive and communication plan. The Department requests that the Vendor define in its technical proposal their evaluation, recognition, incentive and communication plan.

The Vendor shall be responsible for tracking contract employee turnover and providing monthly reports, in a format approved by the Department, by position, region and toll facility. The report shall include the monthly turnover rate and annualized rate by region. The Vendor shall provide its method for calculating and reporting turnover in its technical proposal.

11.2.	Stable Workforce

The Vendor shall provide a stable workforce which will include both full-time and part-time contract employees. The Vendor shall be required to maintain a sixty percent (60%) minimum full-time contract employee workforce at each toll facility. Full-time employees are defined as employees who work a minimum of thirty (30) hours per work week.

11.3.	Employee Pay

11.3.1.	The Vendor shall be required to pay, at minimum, the hourly starting wages by position classification and region as outlined in the table below. Should at any time the federal or state minimum wage rate laws change such that such governmental minimum wages exceed the minimum wages established in this contract, the Vendor shall use the minimum wage rate required by the governing law as the starting wages. The Department acknowledges provision 4 (e) of PUR1000, General Contract Conditions, of this Agreement and the Vendor may be afforded an equitable adjustment in Contract Price should minimum wage laws increase the starting wages beyond the minimums contemplated in this Contract.

Exhibit “A”

Addendum 2

Dated 07/06/15

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Region	Toll Collector	Supervisor	Custodian	Courier
Broward	$8.11	$10.73	$9.27	$10.43
Orlando	$8.40	$10.73	$9.27	$10.43
Palm Beach	$8.11	$10.43	$9.27	$10.43
Tampa	$8.11	$10.43	$8.70	$10.43

11.3.2.	Except otherwise provided herein, the Vendor shall be required to provide each retained contract employee hired, at minimum, their current rate of pay as of May 1, 2015. The current rate of pay, as of May 1, 2015, of retained contract employees is shown in Attachment “C”. The names of retained contract employees will be provided to the Vendor upon execution of the Contract. The exception to this is any retained contract employee who has been promoted or demoted to a different pay level than held as of May 1, 2015.

11.3.3.	At no time during the term of this Agreement shall a contract employee be paid an hourly rate less than the hourly rate established in Section 11.3.1 of this Exhibit “A” as the minimum hourly starting wage for a position classification in a given region.

11.3.4.	The Vendor shall define in its proposal how it will address annual adjustments of salary rates for its employees, including merit and cost of living increases. The Vendor shall also address any other programs it plans to implement which would increase the compensation paid a contract employee such as bonuses.

11.3.5.	The Vendor’s program for salary adjustments of contract employees shall commence July 1, 2016. Salary adjustments shall be funded by and consume the anticipated annual increase in total salary costs (salary portion of the billable hourly rates shown in Exhibit “C”, Schedules 3a-6f) of each annual contract period to the next. Whenever actual hours used for an annual contract period are less than the estimated hours for the same contract period, the Department will afford the Vendor a proportional decrease in the anticipated annual increase in total salary costs when allocating program costs to the contract employees.

11.4.	Employee Benefits

The Department desires to maintain an experienced workforce through recruiting and retention of quality contract employees. In order to meet the Department’s goal, the Vendor shall provide an employee benefits program that, at minimum, provides the following:

11.4.1.	Group Medical Insurance: Affordable medical coverage which is in part subsidized by the Vendor and is available for all full-time contract employees no later than 90 days after their hire date. There shall be no waiting period for insurance coverage for retained contract employees who participate in the current Vendor’s group medical plan. This coverage must allow, at minimum, single and family coverage.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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11.4.2.	Paid Time Off for full-time contract employees. The Vendor shall provide contract employees with paid time off. The Vendor shall include in its technical proposal the amount of paid time off and how it is earned. The Vendor shall also describe how employees will be compensated for unused paid time off earned but not used.

11.4.3.	Holiday Pay for full-time contract employees to include: New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Vendor shall address how it plans to compensate contract employees required to work on holidays and how it plans to compensate contract employees whose scheduled day off falls on the holidays.

11.4.4.	The Vendor shall define in its technical proposal an attractive benefit package aimed at staff retention. The Vendor shall include individuals out of pocket expenses for group medical coverage for both single and family coverage. The Vendor shall also include the paid time off policy including the amount of hours earned annually and the retention policy of hours earned. The Vendor shall also include any other benefit programs available to contract employees.

11.5.	Incentive Program

The Department understands the need to recognize and reward staff for performance. Incentive programs are critical to maintain a dynamic and enthusiastic workplace. The following goals should be considered the basis for implementing incentive programs:

•	To boost morale and provide a challenge for increased performance.

•	To create an atmosphere of healthy competition leading to providing enhanced customer care and overall work results.

•	To challenge and strengthen the ability of a struggling employee.

The incentive program should also tie back to the Department’s goals, objectives and service standards.

11.5.1.	The Vendor shall implement incentive programs for its employees assigned to this Contract. The Department shall approve the program prior to implementation.

11.5.2.	The Department expects the following parameters to be considered as part of the Vendor’s proposal for incentive programs:

11.5.2.1.	All contract employees shall be eligible for incentives.

11.5.2.2.	The value of Incentives shall not exceed $10.00 per contract employee with a total maximum dollar value based on no more than thirty-five percent (35%) of the total number of active contract employees in any given month. The thirty-fiver percent (35%) shall be calculated by region. The number of active contract employees will be determined by the previous monthly report.

11.5.2.3.	The incentives will be awarded on a schedule approved by the Department and shall include an annual recognition event.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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11.5.3.	The Vendor shall develop an annual incentive budget to be approved by the Department. The budget may be adjusted based on an increase or decrease of active contract employees.

11.5.3.1.	The Vendor shall provide the Department, on a monthly basis, a list by region of the contract employees who received incentives and a description of the incentive, Including value.

11.5.3.2.	The Vendor’s incentive program is not eligible as a direct reimbursable expense under this contract.

11.6.	EMPLOYEE SATISFACTION SURVEY

11.6.1.	The Vendor will be responsible for conducting an independent employee satisfaction survey on an annual basis. The survey will measure employees’ satisfaction levels with their work environment. The survey question and approach will be approved by the Department.

12.	EMPLOYEE ORIENTATION AND TRAINING

It is the Department’s desire to have a well-trained and motivated staff focused on the mission.

12.1.	Orientation

The Vendor shall develop and furnish a general orientation program for all contract employees. This orientation shall not be considered training. The program shall be submitted to the Department for review and approval prior to commencement of the work. Specific subjects to be included shall include an overview of the Department’s toll operations, customer service, safety, lane crossing procedures, uniform and dress code requirements, employee behavior and performance expectations, Sexual Harassment Awareness and Violence Free Workplace. Each contract employee must complete the orientation program prior to reporting to an assigned work location. Orientation for contract employees is not considered time worked and therefore such hours are non-billable. The Vendor shall provide Department staff written certification of the orientation completion for each contract employee. Certification must also be included in the contract employee’s individual personnel file.

12.2.	Toll Collector Overview Training

The Department will provide a classroom overview training program for toll collectors. Department Toll Facility Managers will administer the classroom toll collector overview training program following orientation. All contract employees assigned as toll collectors and toll collector supervisors (with no previous experience as a toll collector on the Department’s project) shall be required to successfully complete the classroom overview training prior to assignment to a toll facility for on-the-job training.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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12.3.	On-the-Job (OJT) Training

12.3.1.	Upon completion of the orientation and classroom toll collector overview training programs, contract employees will be assigned to a toll facility for on-the-job operational and equipment training. Contract employees must successfully complete OJT before being assigned to a lane or shift.

12.3.2.	The Department currently has an OJT program in place for all contract positions described herein.

12.3.3.	The program includes using designated contract employees as trainers. The Vendor shall outline in the technical proposal how it will compensate the designated trainers for their training responsibilities.

12.4.	Training Compensation

The Department shall pay for the attendance of contract employees at Department provided or mandated training at the employees’ hourly rate. Training hours to be compensated must be approved in advance by the Department’s Deputy Contract Managers.

12.5.	Training History and Records

The Vendor shall be required to maintain records on contract employees’ training history. The Vendor is responsible for ensuring that all contract employees have the proper training required for their position. The Vendor shall provide these reports in an electronic format approved by the Department.

13.	UNIFORMS

13.1.	The Department will provide uniforms to the Vendor to be issued to contract employees assigned to the Contract. The Vendor will responsible for informing the contract employees of the Department’s uniform and dress code policies and procedures and to ensure the uniforms are maintained in a presentable manner. Uniforms must be stored and labeled in an orderly manner. The Department, at its sole discretion, can require the Vendor to modify their uniform storage method and/or location.

13.2.	Contract employees shall be required to be in uniform within two (2) weeks of assignment to their work unit. Contract employees shall be required to sign a toll uniform receipt, acknowledging receipt of the uniform items listed. A copy of the receipt shall be included in the contract employee’s individual personnel file.

13.3.	The Vendor shall be responsible for collecting the contracted employees’ uniform items upon their removal from this contract. Uniforms in reasonable condition will be laundered and pressed at the Vendor’s expense to be used for reissue. Uniforms found to be in poor condition shall be held by the Vendor until the Department approves their destruction.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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13.4.	The Vendor shall provide an electronic uniform inventory database within thirty (30) days of commencement of this contract, to track contract employee name, employee identification number, uniforms issued, returned, destroyed and on-hand. The database will be approved by the Department. The database shall be accessible real-time to designated Department employees.

13.5.	A monthly inventory of uniforms will be conducted by the Department with the Vendor. At this time any uniforms held for destruction will be presented to the Department for approval.

13.6.	The Vendor shall be responsible for placing orders with the Department to maintain uniform inventories at an acceptable level.

13.7.	Reasonable wear-out period shall be a minimum of one year, excluding jackets, from the date of issue.

14.	PHOTO IDENTIFICATION, NAME TAGS AND ACCESS CARDS

14.1.	The Vendor shall provide each contract employee with a photo identification badge to identify the individual as an employee of the Vendor. The contract employee must have the identification badge with them while assigned to work at a Department toll facility.

14.2.	The Department will provide the contract employees with a Department name badge that is required to be worn at all times while working at a Department toll facility.

14.3.	Upon successful completion of ninety (90) calendar days of assignment to a toll facility, the Department will provide contract employees proximity access cards that will grant access to the toll facility and computerized toll collection system for scheduled contract employees.

14.4.	The Vendor will place an order for proximity access cards for contract employees who have successfully completed ninety (90) calendar days of assignment by providing the contract employee’s name, hire date, photograph and assigned toll facility to the designated Department employee.

14.5.	The access card will be issued to the contract employee by the Department. The contract employee shall be required to sign an acknowledgement of receipt for the proximity access card. The proximity access card receipt will be returned to the Vendor to be placed in the contract employee’s individual personnel file.

14.6.	The Vendor shall be responsible for collecting access cards from contract employees at the time of their removal from the project and for returning the access cards to the Department.

14.7.	The Vendor shall immediately notify the Department of lost, stolen, or unreturned proximity access cards.

14.8.

The Vendor is responsible for all access cards issued to contract employees. The Department will assess a replacement charge to the Vendor for any lost or damaged cards. The Department will replace any worn card, damaged due to normal wear and tear. It is the sole determination

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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of the Department to determine if the card was damaged due to normal wear and tear or through contract employee misuse.

The Department will send a monthly statement to the Vendor detailing the total amount due for lost or damaged cards which will serve as an invoice. The Vendor has sixty (60) days from the date of notice to reimburse the Department for all lost or damaged cards.

15.	PAYMENT OF TOLLS

15.1.	Contract employees assigned to toll facilities and all Vendor employees assigned to the project will be required to pay all tolls while traveling to and from toll facilities.

15.2.	Under the current contract, contract employees are not required to pay tolls to and from their assigned work locations. The Vendor shall address in its technical proposal how they plan to address the loss of this benefit for contract employees.

16.	TRANSPORTATION

16.1.	Department Vehicles

16.1.1.	Contract employees may be required to drive Department owned vehicles in the performance of their job responsibilities.

16.1.2.	The Certification of Acceptable Driving Record, Form 375-040-39 (Form 7), must be completed with any procurement in which the Scope of Services involve driving Department owned vehicles by the Vendor or its employees. The certification must be signed and returned by the Vendor and shall become part of the contract. Refusal of the Vendor to sign, or failure to submit, may result in a non-responsive formal bid or proposal.

16.1.3.	The Vendor must verify that all contract employees possess a valid Florida driver’s license and perform driver’s license checks on all contract employees prior to assignment to the Contract, and quarterly thereafter. The Vendor shall retain a record of each license check in the contract employees’ personnel files and provide to the Department upon request.

16.1.4.	In the event a contract employee is found to have an unacceptable driving record, as defined in Form 375-040-039 (Form 7), the Vendor shall immediately notify the Department and the contract employee will cease to perform duties that require the use of a Department owned vehicle. Contract employees who have failed to notify the Vendor or Department of a driver’s license suspension and have operated a Department vehicle shall be subject to immediate removal from the project.

16.1.5.	The Vendor shall maintain and provide proof annually of automobile liability insurance covering all vehicles with minimum combined single limit for bodily injury and property damage of at least $500,000. All such policies of insurance shall name the Department

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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as an additional insured, as its interest may appear, and shall not be cancelled without thirty (30) days’ written notice to the Department.

16.1.6.	The Vendor shall be responsible for any and all damages caused by its employees, agents or sub Vendors as a result of the operation of a Department vehicle.

17.	REPORTS

17.1.	Billing Summary

The Vendor shall provide a summary report by Region (corresponding to the billing cycle) that includes:

17.1.1.	A monthly listing of billable hours and labor costs for each toll facility which will include a breakdown by date and position classification. This listing will include a subtotal by week, by toll facility, of the total hours and costs for each position classification and a monthly grand total of hours and costs for each position classification. The listing shall also include a grand total of all hours and costs for the month for all position classifications.

In addition, a summary listing of the total hours, billable rate and total costs by toll facility for each position classification. This list should also contain total hours and total costs by position classification and an overall grand total of all hours and costs for all position classifications at toll facilities.

17.1.2.	A listing from the Vendor’s electronic time keeping software showing the daily, weekly and monthly total hours by position classification for each toll facility. This listing should also include a grand total of all toll facilities for a region by position classification and an overall grand total of all hours and costs for all position classifications at toll facilities.

17.1.3.	Payment status of all sub-Vendors and contract personnel through date of billing invoice; and if not current, a description of the non-current items and the reasons.

17.1.4.	Completed Minority Business Enterprise payment certification form as applicable.

17.2.	Weekly Reports

The Vendor shall provide a weekly reports in electronic format accessible to designated Department employees via a web portal. The weekly reports shall be sortable and in a format approved by the Department.

17.2.1.	Hired Employees

Names, position, date of hire, and assigned toll facility and region.

17.2.2.	Terminated Employees

Names, date terminated, assigned toll facility and region, and access card number.

17.2.3.	Open Shifts

Shifts or partial shifts not staffed by toll facility, region and date.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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17.2.4.	Double shifts

Defined as twelve (12) hours or longer, worked by contract employees, by date, toll facility and region. Double shifts are considered for all contract employees who work twelve hours or longer at one or multiple locations.

17.2.5.	Training Hours

Total training hours, including contract employee name, type of training, toll facility and region.

17.2.6.	Vacant Positions

Total number of contract employees that need to be hired to meet minimum staffing requirements by toll facility and region.

17.2.7.	Current Contract Employee Roster

To include employee name, hire and anniversary date, full-time or part-time designation, toll facility and region, and current bi-weekly rate.

17.2.8.	Human Resource Generalist (HRG) Time In Field

To include HRG name and hours spent by day and toll facility and summary total by week.

17.2.9.	Employee Performance Documentation Report (EPD)

To include contract employee name, toll facility, date EPD issued, date corrective action initiated, performance violation type, and level of corrective action.

17.3.	Turnover Reports

The Vendor shall provide monthly contract employee turnover rates by region, toll facility and position classification in an electronic format accessible to designated Department employees via a web portal. The report should also include annualized turnover. The format will be approved by the Department.

17.4.	Training Reports

The Vendor shall be required to maintain records on contract employees’ training history. The Vendor shall provide these reports in an electronic format accessible to designated Department employees via a web portal.

17.5.	Vendor Contact Information and Escalation Tree

The Vendor shall be required to provide contact information for all support positions assigned to this contract. The Vendor shall also provide an escalation call tree for resolution of issues on a 24/7 basis. The contact information and escalation call trees will be updated monthly, or sooner if there is a change in personnel supporting this contract.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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18.	INVOICE REQUIREMENTS

18.1.	Reporting Requirements: The Vendor shall submit invoice reports to the Department on a monthly basis by region. Invoices shall consist of a weekly breakdown with a summary report covering the entire billing cycle (month). A separate weekly breakdown shall be provided for each position classification by toll facility with a total number of hours worked each day. The compensation due the Vendor for each position classification shall be calculated by multiplying the hourly billing rate times the total billable hours worked. The invoice reports shall also include the appropriate monthly regional office lump sum expense amount. The Vendor shall be required to provide sample invoices for approval to the Department prior to performing any work.

18.2.	Invoicing for Payment: Vendor’s monthly invoices shall be submitted to the Department’s Regional Toll Office no later than the 10th of each month for the previous month. Failure to submit timely invoices could affect the Vendor’s performance rating. This invoice will be a summary of the invoices activities for the billing period. The Vendor shall be paid in accordance with Exhibit “B”, Method of Compensation, attached hereto and made part hereof. The Vendor’s invoice for each region shall be submitted to the appropriate address shown below:

ORLANDO REGION

Attention: Regional Toll Manager

Turkey Lake Service Plaza - Building 5315

MP 263, Florida’s Turnpike

US Mail Address: P.O. Box 160

Ocoee, FL 34761

TAMPA REGION

Attention: Regional Toll Manager

8306 Laurel Fair Circle, Suite 160

Tampa, FL 33610

PALM BEACH REGION

Attention: Regional Toll Manager

4950 Donald Ross Road, Suite 210

Palm Beach Gardens, FL 33418

BROWARD REGION

Attention: Regional Toll Manager

Pompano Service Plaza

Annex Building

MP 65, Florida’s Turnpike

US Mail Address: P.O. Box 9828

Ft. Lauderdale, FL 33310

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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19.	CUSTOMER SERVICE

One of the primary goals of the Department is to provide outstanding customer service to our customers. Consistent outstanding customer service is demonstrated in many ways. Vendor staff that directly interfaces with the Department’s customer must always be positive, helpful, and polite, and handle their transactions in an efficient manner.

20.	EQUIPMENT, MANUALS, POLICIES AND PROCEDURES

20.1.	The Department will provide all equipment and materials required for operations at the toll facilities for use, as needed, by the contract employees. The Department will also provide the state rules and regulations for use of such items to the Vendor. These rules shall be adhered to at all times during the length of the contract.

20.2.	The Department’s Revenue Collection Services Operating Procedures, Safety Procedures and Field Operation Guide manuals and Quality Assurance Review program will be made part of the contract by reference. Such documents will be available for review at designated Department offices.

21.	EMERGENCY PREPAREDNESS

The Vendor shall provide within sixty (60) days of notice to proceed an emergency preparedness plan and will be required to update the plan annually by May 31 of each year. The plan shall include a Business Continuity Plan for the contact center operations and a Disaster Recovery Plan that includes an employee status and communications plan. The communications plan shall include an emergency hotline toll-free number to relay important IVR messages to contract employees regarding toll facility closures and return to work status after an emergency event.

22.	WORKDAY SHORTAGES

The Department routinely performs daily audits and security investigations on toll collection employees to ensure the Vendor’s employees are following proper cash handling procedures. The Vendor shall cooperate with the Department during these investigations and provide the Department with all information requested on a contract employee as soon as possible. When a contract employee has a cash shortage(s) $50 or higher that is determined at the sole discretion of the Department to be caused by contract employee error, contract employee theft, or is unrelated to any equipment issues, the Vendor shall be responsible for reimbursing the Department for the shortage(s). The Department will send a written notice informing the Vendor of the shortage(s) and the Vendor will have thirty (30) days to reimburse the Department for the shortage(s).

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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23.	LIQUIDATED DAMAGES

23.1.	Failure or refusal of the Vendor to perform the employee screening and background checks to ensure that contract employees do not have a history of unlawfulness or dishonesty, or failure or refusal of the Vendor to ensure that each contract employee meet the minimum qualifications required to perform the work required by this Contract or the Vendor’s assignment of unqualified contract employees to perform such contract work, or the failure to provide adequate coverage within the prescribed time periods, including open and partial shifts, shall constitute a material breach of the contract and will cause the Department to incur damages. Such damages may include damage to the completed work, delay, and disruption damages to the Department, including potential loss of revenue from toll operations, and customer user costs. Such damages are difficult or impossible to calculate with mathematical certainty. For this reason, the Department and Vendor agree that a charge will be assessed by the Department against the Vendor for each incident, as liquidated damages, and not as a penalty, as follows:

23.1.1.	Failure to obtain successful employee screening results, including a completed application that demonstrates experience and skills required for the position, FDLE background check, driver’s license check, and 1-9 Form, prior to assigning the contract employee to perform contract work will result in $500 liquidated damages per incident. The Vendor will be required to present these documents to a designated Department employee for review as requested.

23.1.2.	Assignment of a contract employee to perform contract work who does not meet the minimum qualification requirements of the position, including the inability to speak and read English, accurately and efficiently perform simple math and cash calculation skills, inability to use a computerized cashiering system, and inability to demonstrate basic computer skills as evidenced by the test results outlined in Section 8.1.2, each incident of this failure will result in $500 in liquidated damages. The Vendor will be required to present these documents to a designated Department employee for review as requested.

23.1.3.	Failure to provide required coverage, including open and partial shifts, within the prescribed time periods: liquidated damages of $300 will be imposed upon the third occurrence and each occurrence thereafter within the same calendar month by toll facility. The Department will notify the Vendor of the open and partial shifts subject to liquidated damages on a monthly basis and will invoice the Vendor.

23.1.4.	The parties agree that the foregoing charges approximate actual damages the Department will incur, in the event of a breach, and are not unreasonably disproportionate to the actual damages that will be incurred.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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23.1.5.	The Department reserves the right to terminate this contract, for cause, in the event the Vendor has a pattern of repeated violations of assigning contract employees to perform contract work that have failed background checks, or assigning contract employees who have failed to meet the minimum qualification requirements under this contract, or has failed to provide required coverage. In the event of a termination for cause pursuant to this provision, the Department will pay the Vendor for all completed work to the effective date of termination, but the Vendor shall have no entitlement to unabsorbed overhead costs or the loss of anticipated profits.

24.	IMPLEMENTATION PLAN

The Vendor shall provide an implementation plan in its technical proposal, detailing how they would staff and train contract employees for toll facilities, as well as transition the current Vendor’s staff to be operational within thirty (30) days from the execution of the contract. This implementation plan shall be sufficient in detail to clearly demonstrate the Vendor’s knowledge of the steps necessary to implement this contract.

Within five (5) days of execution of the contract, the Vendor shall provide an update of the Implementation Plan, which will include a detailed schedule of when each activity is to commence and end. This schedule shall also provide the names of the responsible person(s) or parties that are to complete each activity. This Implementation Plan shall be in sufficient detail as to clearly demonstrate the Vendor’s ability to manage the implementation process.

25.	TRANSITION

The Department is currently under contract for staffing. Under this agreement, the current Vendor has paid its employees and provided them with certain benefits. The Vendor awarded this contract shall engage with the current Vendor’s staff as follows:

25.1.	First Right of Refusal for Positions

The Vendor shall provide first right of refusal to each current Vendor’s employees, hereinafter referred to as retained contract employees, who desire to be employed by the Vendor. This first right of refusal applies to toll collectors, toll collector supervisors, couriers and custodians, and does not include the current Vendor’s management team or office personnel. The Vendor shall offer the retained contract employees the same or equivalent position the employee held as of the last day of the term of the previous Vendor’s agreement. If an employee is not offered a position, the Vendor must provide the reason in writing to the Department.

25.2.	Salaries

The Vendor agrees to provide each retained contract employee hired their current rate as of May 1, 2015, unless the retained contract employee has been promoted or demoted to a different position classification and pay level. The current rate of pay, as of May 1, 2015, of retained contract employees is shown in Attachment “C”. The names of the contracted employees will be provided to the selected Vendor upon execution of the contract.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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25.3.	Group Medical Coverage

Group medical coverage benefits shall meet or exceed the specifications, as per Section 11.3.1. The probationary period for any health benefits shall be waived for the retained contract employees participating in the current Vendor’s medical plan. The benefits shall become effective as of the date the Vendor hires the employee.

25.4.	Paid Time Off

Paid time off benefits shall meet or exceed the specifications as per Section 11.3.2. The paid time off benefits shall be calculated as of the date the Vendor hires the retained contract employee based on their total years of service providing toll collection services for the Department whether as a Department or contract employee.

25.5.	Holiday Pay

Holiday benefits shall meet or exceed the specifications per Section 11.4.3. Any probationary period for the receipt of holiday pay benefits shall be waived for all retained contract employees and be in effect the first day the Vendor hires the retained contract employees based on their total years of service providing toll collection services for the Department whether as a Department or contract employee.

26.	DEPARTMENT EMPLOYMENT OPPORTUNITIES

The Department may periodically advertise for Department positions. In the event that an employee of the Vendor is selected to fill a Department position, the Department will provide, at minimum, one (1) week notice to allow the Vendor time to replace the contract employee.

Non Exclusivity Clause in Case of Default or Contract Termination: The Vendor agrees that should they default or the contract is terminated, the Vendor’s staff will have the right with no penalties and at no cost to be hired by the Department or a new Vendor to conduct the work.

27.	SUBVENDOR OR ASSIGNMENT OF WORK

27.1.	The Vendor shall not subcontract, assign or transfer any work under this Agreement without the written consent of the Department. After written consent of the Department, the Vendor will be permitted to subcontract a portion of the work, but shall perform work within its organization amounting to not less than 51% of the total contract amount. Any and all sub vendor’s are required to be qualified and certified, in accordance with requirements herein, meet all federal, state, and local regulations, and be approved by the Department. Subcontracting of work shall not relieve the Vendor of its respective liabilities. The Department recognizes a sub vendor only in the capacity of an employee or agent of the Vendor.

27.2.	The Vendor may subcontract with a qualified non-profit agency as defined in 413.033 Florida Statues through RESPECT agency as authorize under 413.036 Florida Statues and any such subcontracting will not be limited to the 51% restriction.

Exhibit “A”

Addendum 4

Dated 07/21/15

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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27.3.	In the event the Vendor utilizes sub vendors to provide contract employees, sub vendors shall provide the same benefit programs to contract employees as provided by the Vendor for the benefits required in Section 11.3 of this Exhibit “A” Scope of Services. Coverage afforded to and cost incurred by the contract employees of sub vendors for group medical coverage and other insurance shall be similar to the coverage afforded and cost incurred by Vendor’s contract employees.

28.	LICENSES AND FEES

The Vendor shall be responsible for all licenses and fees associated with performance of this contract.

29.	SUCCESSION PLANNING

29.1.	The Vendor shall provide a Succession Plan for the transfer of operations at the end of the contract, in the event the Vendor cannot, will not, or is not allowed to continue operations. The Department will require that the operations continue without interruption under all circumstances. The plan shall provide for an uninterrupted transition of control to the new operator. This includes training, as well as the identification and, if necessary the transfer of the Vendor’s service contracts and agreements.

29.2.	The Succession Plan shall be submitted in two parts. Part 1 shall address succession in the event that the contract is terminated during the contract period. Part 1 of the succession plan shall be submitted within one hundred eighty (180) days after the Notice to Proceed. Part 2 shall address succession in the event the contract period has expired and the current Vendor is not reselected. Part 2 shall be submitted ninety (90) days after the start of the second year of the contract and shall be updated as required by any significant changes in operation.

29.3.	The succession plan shall describe how the operations would continue uninterrupted under the Department or its designated successor’s control. At minimum, the plan shall cover the following areas:

29.3.1.	Detailed plans and schedules for succession plan implementation.
29.3.2.	Staffing and training required to complete the succession.
29.3.3.	Transfer of assets if applicable.
29.3.4.	Identification of any contractual agreements, which are assumable by the Department or the Department’s designated successor, including leases, maintenance agreements, and subcontracts with their associated costs.

29.4.	During the term of this Agreement, the Vendor shall be fully responsible for implementing the succession plan within sixty (60) days of notification by the Department.

Exhibit “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “A”

TOLL FACILITY LOCATIONS BY REGION

ORLANDO REGION

Turkey Lake Service Plaza - Building 5315

MP 263, Florida’s Turnpike

USPS Mail Address: P.O. Box 160

Ocoee, FL 34761

Northern Turnpike System (SR 91):

1. Leesburg – Mile Post 287

2. Clermont – Mile Post 285

3. State Road 50 – Mile Post 272

4. Interstate 4 – Mile Post 259

5. Orlando South – Mile Post 254

6. Osceola Parkway – Mile Post 249

7. Kissimmee – Mile Post 244

Beachline Expressway (SR 528):

8. Beachline West – Mile Post 6

Southern Connector Extension (SR 417)

9. Celebration – Mile Post 1

Daniel Webster Western Beltway (SR 429):

10. Western Beltway-Mile Post 7

Seminole Expressway (SR 417):

11. Lake Jesup-Mile Post 48

Attachment “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “A”

TOLL FACILITY LOCATIONS BY REGION

TAMPA REGION

8306 Laurel Fair Circle, Suite 160

Tampa, FL 33610

Polk Parkway (SR 570):

1. Polk West – Mile Post 8

2. Polk Central – Mile Post 13

3. Polk East – Mile Post 21

Suncoast Parkway (SR 589):

4. Anclote – Mile Post 21

5. Spring Hill – Mile Post 31

6. Oak Hammock – Mile Post 53

Sunshine Skyway Bridge (I-275):

7. Skyway North – Mile Post 6

8. Skyway South – Mile Post 11

Pinellas Bayway System (SR 682 and SR 679):

9. Pinellas Bayway – Mile Post 3

Garcon Point Bridge:

10. Garcon Point – Mile Post 4

Midbay Bridge:

11. Midbay Bridge – Mile Post 5

Attachment “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “A”

TOLL FACILITY LOCATIONS BY REGION

PALM BEACH REGION

4950 Donald Ross Road, Suite 210

Palm Beach Gardens, FL 33418

Central Turnpike Ticket System (SR 91):

1. Three Lakes – Mile Post 236

2. Yeehaw Junction – Mile Post 193

3. Fort Pierce – Mile Post 152

4. Port St. Lucie – Mile Post 142

5. Stuart-Mile Post 133

6. Jupiter-Mile Post 116

7. Palm Beach Gardens – Mile Post 109

8. West Palm Beach – Mile Post 99

9. State Road 80 – Mile Post 97

10. Lake Worth – Mile Post 93

11. Lantana – Mile Post 88

Attachment “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “A”

TOLL FACILITY LOCATIONS BY REGION

BROWARD REGION

Pompano Service Plaza – Annex Building

MP 65, Florida’s Turnpike

USPS Mailing Address: P.O. Box 9828

Ft. Lauderdale, FL 33310

Southern Turnpike System (SR 91):

1. Boynton Beach – Mile Post 86

2. Delray Beach – Mile Post 81

3. Boca Raton– Mile Post 75

4. Sample Road – Mile Post 69

5. Pompano – Mile Post 67

6. Cypress Creek – Mile Post 63

7. Commercial Boulevard – Mile Post 62

8. Sunrise Boulevard – Mile Post 58

9. Dolphin Center – Mile Post 2X

Alligator Alley (I-75)

10. Alley East – Mile Post 25

11. Alley West – Mile Post 100

Attachment “A”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “B”

POSITION DESCRIPTIONS

POSITION:	Toll Collector Courier	DEPARTMENT:	Revenue Collection Services
REPORTS TO:	Staff Assistant	DATE:	August 26, 2014

POSITION SUMMARY:

The primary duty of this position is to provide pickup and delivery service between the toll facilities, regional office and other designated locations.

MAJOR AREAS OF RESPONSIBILITY:

A.	Responsible for the timely and accurate delivery of packages between the regional toll office, toll facilities and other designated locations.

B.	Transport vehicles to and from maintenance yard and toll facilities for required service.

C.	Transporting and hauling of equipment and supplies to and from designated locations.

D.	Maintain supply room at regional office in an orderly and organized manner.

E.	Perform other related work as directed by the regional office staff.

KNOWLEDGE, SKILLS AND ABILITIES REQUIRED FOR THIS POSITION:

1.	Ability to communicate effectively and work well with others.

2.	Ability to lift 50 pounds.

3.	Ability to fill and deliver supply orders.

4.	Knowledge of street directions.

5.	Ability to prepare routine reports and/or logs.

6.	Ability to communicate effectively in English both verbally and in writing.

7.	Ability to follow oral or written instructions.

8.	Ability to work independently.

9.	Ability to operate a cargo van.

PERSONAL BEHAVIORS NEEDED FOR THIS POSITION:

•	Dependable.

•	Honest and trustworthy.

•	Productive.

•	Hard working.

•	Friendly and courteous.

•	Demonstrate exceptional work habits.

NATURE/SCOPE:

This position is essentially in an outdoor work environment, subject to weather conditions. Long periods of time are spent in a vehicle driving from to and from toll facilities and other designated locations.

REQUIRED PRIOR EXPERIENCE AND QUALIFICATIONS:

1.	A minimum of six months in delivering goods or one year experience as a toll collector, toll collector supervisor or toll facility custodian.

Attachment “B”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “B”

POSITION DESCRIPTIONS

POSITION:	Toll Collector Custodian	DEPARTMENT:	Revenue Collection Services
REPORTS TO:	Toll Facility Manager	DATE:	August 26, 2014

POSITION SUMMARY:

The primary duty of this position is to maintain the cleanliness of a toll facility by performing routine maintenance and custodial duties.

MAJOR AREAS OF RESPONSIBILITY:

F.	Responsible for the cleanliness of the interior of the toll facility administrative building, tunnels, tunnel stairs, toll booths and remote ramp locations including sweeping, mopping and waxing of floors, emptying of trash receptacles, dust and polish furniture, clean windows, clean and stock restrooms.

G.	Responsible for keeping parking areas, lanes, and lawns free of trash. Must collect and load trash in appropriate waste receptacles.

H.	Operate pressure cleaner and other maintenance equipment properly.

I.	May be required to mow lawns, rake leaves, trim hedges, pull weeds and perform other yard maintenance work as directed.

J.	Safely walk in toll lanes unassisted carrying up to 50 pounds and where available climb and descend tunnel stairs unassisted carrying up to 50 pounds.

K.	Speak and understand English proficiently to effectively communicate with motorists and respond to inquiries in a courteous, professional and helpful manner.

L.	Perform other related work as directed by toll facility manager or toll collector supervisor.

KNOWLEDGE, SKILLS AND ABILITIES REQUIRED FOR THIS POSITION:

10.	Effective communication skills.

11.	Ability to perform routine maintenance duties.

12.	Ability to operate pressure washers, lawn maintenance equipment and other power tools.

13.	Ability to follow oral and written instructions.

14.	Ability to maintain the cleanliness of a toll facility.

15.	Ability to communicate effectively in English both verbally and in writing.

16.	Ability to safely use and mix chemicals use in the toll facilities.

17.	Interpersonal communication skills.

18.	Ability to lift and carry fifty (50) pounds unassisted.

PERSONAL BEHAVIORS NEEDED FOR THIS POSITION:

•	Dependable.

•	Honest and trustworthy.

•	Reliable.

•	Productive.

•	Hard working.

•	Friendly and courteous.

Attachment “B”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “B”

POSITION DESCRIPTIONS

NATURE/SCOPE:

This position is essentially in an outdoor work environment, subject to weather conditions. Crossing traffic lanes safely requires good mobility, vision and hearing to be alert to traffic conditions. This work impacts the traveling public and as such requires courtesy, efficiency, and professionalism at all times.

REQUIRED PRIOR EXPERIENCE AND QUALIFICATIONS:

2.	A minimum of one year janitorial or maintenance experience.

POSSIBLE CAREER GROWTH: Courier

Attachment “B”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “B”

POSITION DESCRIPTIONS

POSITION:	Toll Collector	DEPARTMENT:	Revenue Collection Services

REPORTS TO:	Toll Facility Manager	DATE:	August 26, 2014

POSITION SUMMARY:

The position is responsible for accurately classifying vehicles, collecting tolls and providing change to motorist traveling through a toll lane.

MAJOR AREAS OF RESPONSIBILITY:

M.	Proficiently operate the Department’s toll collection equipment according to procedures.

N.	Accurately classify vehicles and collect proper toll amounts from motorists traveling through a toll lane.

O.	Accurately makes change for various U.S. bill denominations in a timely manner, issues receipts to motorists and write insufficient fund receipts.

P.	Accurately complete operational reports reflecting toll lane activity. At end of shift, balance cash and prepare accurate cash deposits on monies collected and tickets received.

Q.	Safely walk in toll lanes unassisted carrying up to 25 pounds and where available climb and descend tunnel stairs unassisted while carrying 25 pounds.

R.	Speak and understand English proficiently to effectively communicate with motorists and respond to inquiries in a courteous, professional and helpful manner.

S.	Provides on the job training to new hired toll collectors and existing employees when required.

T.	Perform the duties of the toll collector supervisor when required.

KNOWLEDGE, SKILLS AND ABILITIES REQUIRED FOR THIS POSITION:

19.	Ability to determine vehicle classification by visual inspection.

20.	Ability to handle money and make change.

21.	Ability to determine correct toll amount based on numerical table provided.

22.	Ability to accurately handle money.

23.	Ability to use a computerized cashiering system.

24.	Skills in basic computer use including ability to use a mouse and navigate through Windows application.

25.	Ability to establish and maintain effective working relationships.

26.	Ability to deal with the public in a tactful and courteous manner.

27.	Ability to communicate effectively in English both verbally and in writing.

28.	Ability to express ideas and concepts clearly.

29.	Interpersonal communication skills.

PERSONAL BEHAVIORS NEEDED FOR THIS POSITION:

•	Dependable.

•	Friendly.

•	Professional.

•	Competent.

•	Productive.

•	Positive and supportive.

•	Honest and trustworthy.

•	Accurate

Attachment “B”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “B”

POSITION DESCRIPTIONS

•	Demonstrates exceptional work habits.

•	Conscientious.

NATURE/SCOPE:

This position is essentially in an outdoor work environment, subject to weather conditions. Crossing traffic lanes safely requires good mobility, vision and hearing to be alert to traffic conditions. Peak traffic conditions require a high volume of transactions to be processed under demanding conditions. This work impacts the traveling public and as such requires courtesy, efficiency, and professionalism at all times.

REQUIRED PRIOR EXPERIENCE AND QUALIFICATIONS:

3.	High school diploma or GED.

4.	Cash handling experience on a computerized cashiering system.

5.	Successfully pass English, math and cash calculation tests.

6.	To conduct on the job training for toll collectors, successful completion of the “Train the Trainer” program.

7.	To perform supervisory responsibilities, successful completion of the toll collector supervisor on the job training and the “Supervisor in Training” classroom program.

POSSIBLE CAREER GROWTH: Toll Collector Supervisor

Attachment “B”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “B”

POSITION DESCRIPTIONS

POSITION:	Toll Collector Supervisor	DEPARTMENT:	Revenue Collection Services

REPORTS TO:	Toll Facility Manager	DATE:	August 26, 2014

POSITION SUMMARY:

The primary duty of this position is to coordinate a work shift of toll collectors.

MAJOR AREAS OF RESPONSIBILITY:

U.	Directs and monitors toll collector activity to ensure compliance with policies and procedures. Takes corrective action as required. Completes performance evaluations and progress reviews for toll collectors.

V.	Ensures proper toll lane coverage and adequate number of toll collectors. Issues change funds, supplies and equipment to toll collectors for work shift assignments. Ensures toll collectors receive proper rest and meal breaks. Relieves toll collectors as required by performing toll collection duties.

W.	Prepares operational reports as required by procedures. Handles coin vault(s) operations at certain locations and as specified by procedures.

X.	Maintains traffic flow through toll facility. Monitors operation of toll collection equipment to ensure proper revenue collection.

Y.	Performs security and safety related duties as required by procedures, including proper transfer of money.

Z.	Speak and understand English proficiently to effectively communicate with motorists and respond to inquiries in a courteous, professional and helpful manner.

AA.	Ensures toll collectors are properly trained in current operational procedures and policies.

BB.	Perform the duties of the toll facility manager in his or her absence to include preparation of daily and month reports, reviewing and analyzing toll collector variances, assist in preparation of supervisors’ schedules, communicate with regional office staff and other Department personnel regarding operational and staffing issues.

KNOWLEDGE, SKILLS AND ABILITIES REQUIRED FOR THIS POSITION:

30.	Ability to supervisor others.

31.	Ability to perform arithmetic calculations.

32.	Ability to work independently.

33.	Ability to accurately handle money.

34.	Skills in basic computer use including ability to use a mouse and navigate through Windows application.

35.	Ability to establish and maintain effective working relationships.

36.	Ability to deal with the public in a tactful and courteous manner.

37.	Ability to communicate effectively in English both verbally and in writing.

38.	Time management and organization skills.

39.	Interpersonal communication skills.

40.	Ability to interpret and enforce policies and procedures.

41.	Ability to lift and carry fifty (50) pounds unassisted.

Attachment “B”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “B”

POSITION DESCRIPTIONS

PERSONAL BEHAVIORS NEEDED FOR THIS POSITION:

•	Accurate and detail oriented.

•	Dependable and stable.

•	Productive.

•	Honest and trustworthy.

•	Responsible.

•	Positive and supportive.

•	Demonstrates exceptional work habits.

•	Conscientious.

NATURE/SCOPE:

This position is essentially in an outdoor work environment, subject to weather conditions. Crossing traffic lanes safely requires good mobility, vision and hearing to be alert to traffic conditions. Peak traffic conditions require a high volume of transactions to be processed under demanding conditions. This work impacts the traveling public and as such requires courtesy, efficiency, and professionalism at all times.

REQUIRED PRIOR EXPERIENCE AND QUALIFICATIONS:

8.	High school diploma or GED.

9.	Six months experience as a toll collector and/or one year supervisory experience in a customer service industry with cash handling responsibilities.

10.	Achieves expectations on fund management, revenue collection and deposit accuracy, attendance and customer service.

11.	To perform duties of toll facility manager in his or her absence, successful completion of the assistant manager on the job training program.

POSSIBLE CAREER GROWTH: Toll Facility Manager I (assistant) or Toll Facility Manager II (Department positions)

Attachment “B”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

ATTACHMENT “C”

RATE OF PAY FOR RETAINED CONTRACT EMPLOYEES

ATTACHMENT “C”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “D”

CERTIFICATION

DISBURSEMENT OF PREVIOUS PAYMENTS

Date:                     , 20

Contract No.:

Financial Project No:

Contract For:

To release payment for all work performed in the Month of,                          20

(State)	(Zip)

As prime contractor for the above referenced contract, hereby certifies that all subcontractors, laborers, and material suppliers having an interest in this contract have received their pro rata share of all previous payments made by the Department for all work completed and materials and equipment furnished in the previous period.

(Name of Business)	(Signature) Owner, President, Vice President, or Designated Officer (Corp. Resolution)*

(Address)	(Print/Type Name)

(City)	(Title)

*	If person signing for the Business is someone other than the Owner, President or Vice President, a copy of the Corporate Resolution granting signature authorization must be attached to form.

CERTIFICATION MUST BE ATTACHED TO INVOICE

Attachment “D”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ATTACHMENT “E”

STATE OF FLORIDA DEPARTMENT OF TRANSPORTATION

CERTIFICATE OF CONTRACT COMPLETION

Contract Number	FPINs.:

Project Description

Contractor

Contract For:

Contract Date	Total Amount $

CONTRACTOR’S AFFIDAVIT

I solemnly swear and affirm: That the work under the above named contract and all amendments and supplements thereto have been completed in accordance with the requirements of said contract; that all costs incurred for equipment, materials, labor, and services against the project have been paid; that no liens have been attached against the project; that no suits are pending by reason of work on the project under the contract; that all Worker’s Compensation claims are covered by Worker’s Compensation insurance as required by law; that all public liability claims are adequately covered by insurance, and that the Owner shall save, protect, defend, indemnify, and hold the Department harmless from and against any and all claims which arise as a direct or indirect result of any transaction, event or occurrence related to performance of the work contemplated under said contract.

(Signature), Owner, President, Vice President or other Designated Officer (Corp. Resolution)	(Title)

(Corporate Seal)

STATE OF

COUNTY OF

The foregoing affidavit was acknowledged before me this                                                                               day of                     , 20

by                                                                                              , on behalf of the Vendor. He/She is personally known to me or has

(Print / Type Name of Person Signing Above)

produced                                                                                                                                                                    , as identification.

(Type of Identification)

Notary Public:		(Notary Stamp)
(Signature)

Type/Print Name:

*	If person signing for the Business is someone other than the Owner, President or Vice President a copy of the Corporate Resolution granting signature authorization must be furnished in the bid package.

CERTIFICATION MUST BE ATTACHED TO THE FINAL INVOICE

Attachment “E”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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EXHIBIT “B”

METHOD OF COMPENSATION

1.0	PURPOSE:

This Exhibit defines the limits of compensation to be made to the contractor for the services set forth in Exhibit “A” and the method by which payments shall be made.

2.0	COMPENSATION:

This is a Term Contract for an Indefinite Quantity whereby the Vendor agrees to furnish services during a prescribed period of time. The specific period of time completes such a contract.

2.1	Budgetary Ceiling

For the satisfactory performance of services detailed in Exhibit “A”, the total amount the Vendor shall be paid under the terms of this agreement for the initial term shall not exceed [***], hereinafter referred to as the Maximum Amount.

The Maximum Amount shall consist of separate and distinct budgetary ceilings for each of the Department’s fiscal years covered by the Agreement. The Department’s fiscal year begins July 1 of each year and ends June 30 of each succeeding year. The Contractor shall not be obligated to perform services or incur costs which would result in exceeding a budgetary ceiling. The Department, based on need and availability of budget, may increase and decrease a budgetary ceiling by written Amendment. The budgetary ceiling for each fiscal year of the contract is as follows:

[***] from Fiscal Year 2015/2016

[***] from Fiscal Year 2016/2017

[***] from Fiscal Year 2017/2018

[***] from Fiscal Year 2018/2019

[***] from Fiscal Year 2019/2020

[***] from Fiscal Year 2020/2021

The Vendor shall not provide services that exceed the Fiscal Year amount(s) without an approved Amendment from the Department.

Exhibit “B”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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3.0	PROGRESS PAYMENTS:

The Vendor shall submit monthly invoices (3 copies) in a format acceptable to the Department. Payment shall be made to the Vendor for services provided plus actual allowable costs. The invoice shall include documentation of man-hours provided and itemization of costs incurred (including receipts).

For the satisfactory performance of services, the Vendor shall be paid monthly for the following:

a.	Hours worked by contract employees performing toll collection activities or receiving required training will be paid for at the contract hourly billing rates established in Exhibit “C”, Schedule 1a; attached hereto and made a part hereof. The contract hourly billing rates shall include the cost of salaries, overhead, fringe benefits, and overtime, contract management, administration, operating margin or profit, and all expenses except those expenses defined herein as allowable.

b.	Regional Office expenses shall be paid for at the monthly lump sum amount established in Exhibit “C”, Schedule 1b, attached hereto and made a part hereof.

c.	Actual costs of the following items which shall be supported by receipts. Unless specifically approved in writing by the Department, there will be no direct reimbursement of any other items.

1.	Travel expenses associated with Department authorized travel of contracted employees. No travel expense shall be paid for contract employee travel when reporting to work at their assign Toll Facility Administration Building.

2.	When directed by the Department, out of pocket expenses associated with obtaining a National Level background check on a contract employee assigned to this project.

3.	When directed by the Department, out of pocket expenses associated with participation in a customer services and satisfaction assessment.

The Vendor shall provide a statement (see Attachment “D”, Disbursement of Previous Payments), with all but the first and final pay request, to the Department which certifies that the Vendor has disbursed to all sub-vendors, laborers, and materials suppliers, having an interest in the Contract, their pro-rata shares of the payment, out of the previous payments received by the Vendor for all work completed and materials furnished in the previous period. This certification shall be in the form designated by the Department.

Exhibit “B”

Addendum 4

Dated 07/21/15

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

The Department shall not make any payments after the initial payment until the Vendor furnishes said certification, unless the Vendor demonstrates good cause for not making any such required payment and provides written notification of any such good cause to both, the Department and the affected sub-vendors, laborers, and material suppliers.

The Vendor shall submit all outstanding invoices within forty-five (45) calendar days of the termination date/last day of the term of the Contract. Failure to timely submit the outstanding invoices or issues by the Vendor may be grounds for the Department to close the Contract. The Department shall not be obligated to reimburse the Vendor for any invoice submitted thereafter unless the Vendor has obtained a written exception to the time limit from the Department. The Vendor shall submit a Certification of Contract Completion with the final invoice (see Attachment “E”).

The Vendor’s invoice for each region shall be submitted to the appropriate address shown below:

ORLANDO REGION

Attention: Regional Toll Manager

Turkey Lake Service Plaza - Building 5315

MP 263, Florida’s Turnpike

US Mail Address: P.O. Box 160

Ocoee, FL 34761

TAMPA REGION

Attention: Regional Toll Manager

8306 Laurel Fair Circle, Suite 160

Tampa, FL 33610

PALM BEACH REGION

Attention: Regional Toll Manager

4950 Donald Ross Road, Suite 210

Palm Beach Gardens, FL 33418

BROWARD REGION

Attention: Regional Toll Manager

Pompano Service Plaza

Annex Building

MP 65, Florida’s Turnpike

US Mail Address: P.O. Box 9828

Ft. Lauderdale, FL 33310

Exhibit “B”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

4.0	MINORITY BUSINESS ENTERPRISE UTILIZATION (MBE):

When subcontracting services or making reimbursable purchases, the Vendor should take all necessary and reasonable steps to ensure that minority businesses have the opportunity to compete for and perform contract work for the Department in a non-discriminatory environment. An MBE payment certification form shall be submitted by the Vendor with each invoice.

5.0	DETAILS OF COSTS AND FEES:

Details of the Contractor’s billing rates for the performance of the services are contained in Exhibit “C”, attached hereto and made a part hereof.

6.0	COMPENSATION FOR RENEWAL PERIODS OR CONTRACT EXTENSIONS:

Compensation for contract renewals or contract extension shall be at the rates applicable to the last fiscal period of the initial contract term as set forth in Exhibit C (Price Proposal) unless otherwise negotiated and mutually agreed upon prior to the end of the initial contract term and the contract amended in writing. Such amendment shall be executed prior to the end of the initial contract term.

7.0	TANGIBLE PERSONAL PROPERTY:

This contract does not involve the purchase of Tangible Personal Property, as defined in Chapter 273, F.S.

Exhibit “B”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 1a

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

**INITIAL TERM**

Hourly Billing Rates
Pay Item	Position	12/01/15 Through 06/30/16	07/01/16 Through 06/30/17	07/01/17 Through 06/30/18	07/01/18 Through 06/30/19	07/01/19 Through 06/30/20	07/01/20 Through 11/30/20
TOLL COLLECTOR
1.1	Broward (1)	[***]	[***]	[***]	[***]	[***]	[***]
1.2	Orlando (2)	[***]	[***]	[***]	[***]	[***]	[***]
1.3	Palm Beach (3)	[***]	[***]	[***]	[***]	[***]	[***]
1.4	Tampa (4)	[***]	[***]	[***]	[***]	[***]	[***]
TOLL COLLECTOR SUPERVISOR
1.1	Broward (1)	[***]	[***]	[***]	[***]	[***]	[***]
1.2	Orlando (2)	[***]	[***]	[***]	[***]	[***]	[***]
1.3	Palm Beach (3)	[***]	[***]	[***]	[***]	[***]	[***]
1.4	Tampa (4)	[***]	[***]	[***]	[***]	[***]	[***]
CUSTODIAN
1.1	Broward (1)	[***]	[***]	[***]	[***]	[***]	[***]
1.2	Orlando (2)	[***]	[***]	[***]	[***]	[***]	[***]
1.3	Palm Beach (3)	[***]	[***]	[***]	[***]	[***]	[***]
1.4	Tampa (4)	[***]	[***]	[***]	[***]	[***]	[***]
COURIER
1.1	Broward (1)	[***]	[***]	[***]	[***]	[***]	[***]
1.2	Orlando (2)	[***]	[***]	[***]	[***]	[***]	[***]
1.3	Palm Beach (3)	[***]	[***]	[***]	[***]	[***]	[***]
1.4	Tampa (4)	[***]	[***]	[***]	[***]	[***]	[***]

(1)	From Schedule 3a, 3b, 3c, 3d, 3e, 3f
(2)	From Schedule 4a, 4b, 4c, 4d, 4e, 4f
(3)	From Schedule 5a, 5b, 5c, 5d, 5e, 5f
(4)	From Schedule 6a, 6b, 6c, 6d, 6e, 6f

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 1b

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

**INITIAL TERM**

REGIONAL OFFICE EXPENSE MONTHLY LUMP SUM AMOUNT
PAY ITEM	REGIONS	12/01/15 Through 06/30/16	07/01/16 Through 06/30/17	07/01/17 Through 06/30/18	07/01/18 Through 06/30/19	07/01/19 Through 06/30/20	07/01/20 Through 11/30/20
1.1	Broward (1)	[***]	[***]	[***]	[***]	[***]	[***]
1.2	Orlando (2)	[***]	[***]	[***]	[***]	[***]	[***]
1.3	Palm Beach (3)	[***]	[***]	[***]	[***]	[***]	[***]
1.4	Tampa (4)	[***]	[***]	[***]	[***]	[***]	[***]

(1)	From Schedule 3a, 3b, 3c, 3d, 3e, 3f
(2)	From Schedule 4a, 4b, 4c, 4d, 4e, 4f
(3)	From Schedule 5a, 5b, 5c, 5d, 5e, 5f
(4)	From Schedule 6a, 6b, 6c, 6d, 6e, 6f

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 2

PRICE PROPOSAL SUMMARY

REVENUE COLLECTION SERVICES

**INITIAL TERM**

TOTAL FIVE YEAR ESTIMATED COST
REGIONS	12/01/15 Through 06/30/16	07/01/16 Through 06/30/17	07/01/17 Through 06/30/18	07/01/18 Through 06/30/19	07/01/19 Through 06/30/20	07/01/20 Through 11/30/20	TOTAL
Broward (1)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Orlando (2)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Palm Beach (3)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Tampa (4)	[***]	[***]	[***]	[***]	[***]	[***]	[***]

TOTAL COST	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(1)	From Schedule 3a, 3b, 3c, 3d, 3e, 3f
(2)	From Schedule 4a, 4b, 4c, 4d, 4e, 4f
(3)	From Schedule 5a, 5b, 5c, 5d, 5e, 5f
(4)	From Schedule 6a, 6b, 6c, 6d, 6e, 6f

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 3a

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

DECEMBER 1, 2015 THROUGH JUNE 30, 2016

**INITIAL TERM**

REGION: BROWARD

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		119,925	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		119,925	[***]
Profit or Operating Margin	Hour	[***]		119,925	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		51,975	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		51,975	[***]
Profit or Operating Margin	Hour	[***]		51,975	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		7,490	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		7,490	[***]
Profit or Operating Margin	Hour	[***]		7,490	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		2,450	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		2,450	[***]
Profit or Operating Margin	Hour	[***]		2,450	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	7	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 3b

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2016 THROUGH JUNE 30, 2017

**INITIAL TERM**

REGION: BROWARD

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		205,525	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		205,525	[***]
Profit or Operating Margin	Hour	[***]		205,525	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		89,100	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		89,100	[***]
Profit or Operating Margin	Hour	[***]		89,100	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,840	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,840	[***]
Profit or Operating Margin	Hour	[***]		12,840	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit or Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 3c

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2017 THROUGH JUNE 30, 2018

**INITIAL TERM**

REGION: BROWARD

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		205,525	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		205,525	[***]
Profit or Operating Margin	Hour	[***]		205,525	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		89,100	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		89,100	[***]
Profit or Operating Margin	Hour	[***]		89,100	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,840	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,840	[***]
Profit or Operating Margin	Hour	[***]		12,840	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit or Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 3d

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2018 THROUGH JUNE 30, 2019

**INITIAL TERM**

REGION: BROWARD

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		205,525	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		205,525	[***]
Profit or Operating Margin	Hour	[***]		205,525	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		89,100	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		89,100	[***]
Profit or Operating Margin	Hour	[***]		89,100	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,840	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,840	[***]
Profit or Operating Margin	Hour	[***]		12,840	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit or Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 3e

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2019 THROUGH JUNE 30, 2020

**INITIAL TERM**

REGION: BROWARD

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		206,075	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		206,075	[***]
Profit or Operating Margin	Hour	[***]		206,075	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		89,325	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		89,325	[***]
Profit or Operating Margin	Hour	[***]		89,325	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,840	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,840	[***]
Profit or Operating Margin	Hour	[***]		12,840	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit or Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 3f

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2020 THROUGH NOVEMBER 30, 2020

**INITIAL TERM**

REGION: BROWARD

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		86,150	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		86,150	[***]
Profit or Operating Margin	Hour	[***]		86,150	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		37,350	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		37,350	[***]
Profit or Operating Margin	Hour	[***]		37,350	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		5,350	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		5,350	[***]
Profit or Operating Margin	Hour	[***]		5,350	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		1,750	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		1,750	[***]
Profit or Operating Margin	Hour	[***]		1,750	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	5	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 4a

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

DECEMBER 1, 2015 THROUGH JUNE 30, 2016

**INITIAL TERM**

REGION: ORLANDO

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		185,520	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		185,520	[***]
Profit or Operating Margin	Hour	[***]		185,520	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		68,700	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		68,700	[***]
Profit or Operating Margin	Hour	[***]		68,700	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		7,000	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		7,000	[***]
Profit or Operating Margin	Hour	[***]		7,000	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		0	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		0	[***]
Profit or Operating Margin	Hour	[***]		0	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	7	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 4b

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2016 THROUGH JUNE 30, 2017

**INITIAL TERM**

REGION: ORLANDO

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		317,920	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		317,920	[***]
Profit or Operating Margin	Hour	[***]		317,920	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		117,750	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		117,750	[***]
Profit or Operating Margin	Hour	[***]		117,750	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,000	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,000	[***]
Profit or Operating Margin	Hour	[***]		12,000	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		0	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		0	[***]
Profit or Operating Margin	Hour	[***]		0	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 4c

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2017 THROUGH JUNE 30, 2018

**INITIAL TERM**

REGION: ORLANDO

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		317,920	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		317,920	[***]
Profit or Operating Margin	Hour	[***]		317,920	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		117,750	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		117,750	[***]
Profit or Operating Margin	Hour	[***]		117,750	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,000	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,000	[***]
Profit or Operating Margin	Hour	[***]		12,000	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		0	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		0	[***]
Profit or Operating Margin	Hour	[***]		0	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 4d

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2018 THROUGH JUNE 30, 2019

**INITIAL TERM**

REGION: ORLANDO

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		317,920	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		317,920	[***]
Profit of Operating Margin	Hour	[***]		317,920	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		117,750	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		117,750	[***]
Profit or Operating Margin	Hour	[***]		117,750	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,000	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,000	[***]
Profit or Operating Margin	Hour	[***]		12,000	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		0	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		0	[***]
Profit or Operating Margin	Hour	[***]		0	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 4e

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2019 THROUGH JUNE 30, 2020

**INITIAL TERM**

REGION: ORLANDO

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		318,780	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		318,780	[***]
Profit or Operating Margin	Hour	[***]		318,780	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		118,050	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		118,050	[***]
Profit or Operating Margin	Hour	[***]		118,050	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,000	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,000	[***]
Profit or Operating Margin	Hour	[***]		12,000	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		0	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		0	[***]
Profit or Operating Margin	Hour	[***]		0	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 4f

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2020 THROUGH NOVEMBER 30, 2020

**INITIAL TERM**

REGION: ORLANDO

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		133,260	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		133,260	[***]
Profit or Operating Margin	Hour	[***]		133,260	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		49,350	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		49,350	[***]
Profit or Operating Margin	Hour	[***]		49,350	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		5,000	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		5,000	[***]
Profit or Operating Margin	Hour	[***]		5,000	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		0	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		0	[***]
Profit or Operating Margin	Hour	[***]		0	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	5	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 3

Dated 07/17/15

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 5a

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

DECEMBER 1, 2015 THROUGH JUNE 30, 2016

**INITIAL TERM**

REGION: PALM BEACH

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		148,400	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		148,400	[***]
Profit or Operating Margin	Hour	[***]		148,400	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		60,850	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		60,850	[***]
Profit or Operating Margin	Hour	[***]		60,850	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		7,350	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		7,350	[***]
Profit or Operating Margin	Hour	[***]		7,350	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		2,450	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		2,450	[***]
Profit or Operating Margin	Hour	[***]		2,450	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	7	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 5b

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2016 THROUGH JUNE 30, 2017

**INITIAL TERM**

REGION: PALM BEACH

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		254,300	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		254,300	[***]
Profit or Operating Margin	Hour	[***]		254,300	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		104,250	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		104,250	[***]
Profit or Operating Margin	Hour	[***]		104,250	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,600	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,600	[***]
Profit or Operating Margin	Hour	[***]		12,600	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit or Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 5c

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2017 THROUGH JUNE 30, 2018

**INITIAL TERM**

REGION: PALM BEACH

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		254,300	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		254,300	[***]
Profit or Operating Margin	Hour	[***]		254,300	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		104,250	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		104,250	[***]
Profit or Operating Margin	Hour	[***]		104,250	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,600	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,600	[***]
Profit or Operating Margin	Hour	[***]		12,600	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit or Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 5d

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2018 THROUGH JUNE 30, 2019

**INITIAL TERM**

REGION: PALM BEACH

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		254,300	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		254,300	[***]
Profit or Operating Margin	Hour	[***]		254,300	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		104,250	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		104,250	[***]
Profit or Operating Margin	Hour	[***]		104,250	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,600	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,600	[***]
Profit or Operating Margin	Hour	[***]		12,600	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit or Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 5e

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2019 THROUGH JUNE 30, 2020

**INITIAL TERM**

REGION: PALM BEACH

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		255,000	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		255,000	[***]
Profit or Operating Margin	Hour	[***]		255,000	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		104,550	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		104,550	[***]
Profit or Operating Margin	Hour	[***]		104,550	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,600	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,600	[***]
Profit or Operating Margin	Hour	[***]		12,600	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit or Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 5f

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2020 THROUGH NOVEMBER 30, 2020

**INITIAL TERM**

REGION: PALM BEACH

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		106,600	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		106,600	[***]
Profit or Operating Margin	Hour	[***]		106,600	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		43,700	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		43,700	[***]
Profit or Operating Margin	Hour	[***]		43,700	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		5,250	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		5,250	[***]
Profit or Operating Margin	Hour	[***]		5,250	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		1,750	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		1,750	[***]
Profit or Operating Margin	Hour	[***]		1,750	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	5	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 6a

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

DECEMBER 1, 2015 THROUGH JUNE 30, 2016

**INITIAL TERM**

REGION: TAMPA

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		170,050	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		170,050	[***]
Profit or Operating Margin	Hour	[***]		170,050	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		66,675	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		66,675	[***]
Profit or Operating Margin	Hour	[***]		66,675	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		6,160	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		6,160	[***]
Profit or Operating Margin	Hour	[***]		6,160	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		1,225	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		1,225	[***]
Profit or Operating Margin	Hour	[***]		1,225	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	7	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 6b

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2016 THROUGH JUNE 30, 2017

**INITIAL TERM**

REGION: TAMPA

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		291,425	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		291,425	[***]
Profit or Operating Margin	Hour	[***]		291,425	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		114,275	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		114,275	[***]
Profit or Operating Margin	Hour	[***]		114,275	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		10,560	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		10,560	[***]
Profit or Operating Margin	Hour	[***]		10,560	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		2,100	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		2,100	[***]
Profit or Operating Margin	Hour	[***]		2,100	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 6c

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2017 THROUGH JUNE 30, 2018

**INITIAL TERM**

REGION: TAMPA

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		291,425	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		291,425	[***]
Profit or Operating Margin	Hour	[***]		291,425	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		114,275	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		114,275	[***]
Profit or Operating Margin	Hour	[***]		114,275	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		10,560	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		10,560	[***]
Profit or Operating Margin	Hour	[***]		10,560	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		2,100	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		2,100	[***]
Profit or Operating Margin	Hour	[***]		2,100	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 6d

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2018 THROUGH JUNE 30, 2019

**INITIAL TERM**

REGION: TAMPA

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		291,425	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		291,425	[***]
Profit or Operating Margin	Hour	[***]		291,425	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		114,275	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		114,275	[***]
Profit or Operating Margin	Hour	[***]		114,275	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		10,560	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		10,560	[***]
Profit or Operating Margin	Hour	[***]		10,560	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		2,100	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		2,100	[***]
Profit or Operating Margin	Hour	[***]		2,100	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 6e

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2019 THROUGH JUNE 30, 2020

**INITIAL TERM**

REGION: TAMPA

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		292,225	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		292,225	[***]
Profit or Operating Margin	Hour	[***]		292,225	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		114,575	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		114,575	[***]
Profit or Operating Margin	Hour	[***]		114,575	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		10,560	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		10,560	[***]
Profit or Operating Margin	Hour	[***]		10,560	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		2,100	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		2,100	[***]
Profit or Operating Margin	Hour	[***]		2,100	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 6f

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2020 THROUGH NOVEMBER 30, 2020

**INITIAL TERM**

REGION: TAMPA

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		122,175	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		122,175	[***]
Profit or Operating Margin	Hour	[***]		122,175	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		47,900	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		47,900	[***]
Profit or Operating Margin	Hour	[***]		47,900	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		4,400	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,400	[***]
Profit or Operating Margin	Hour	[***]		4,400	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		875	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		875	[***]
Profit or Operating Margin	Hour	[***]		875	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	5	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 1a

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

**RENEWAL TERM**

Hourly Billing Rates

Pay Item	Position	12/01/20 Through 06/30/21	07/01/21 Through 06/30/22	07/01/22 Through 06/30/23	07/01/23 Through 06/30/24	07/01/24 Through 06/30/25	07/01/25 Through 11/30/25
TOLL COLLECTOR
1.1	Broward (1)	[***]	[***]	[***]	[***]	[***]	[***]
1.2	Orlando (2)	[***]	[***]	[***]	[***]	[***]	[***]
1.3	Palm Beach (3)	[***]	[***]	[***]	[***]	[***]	[***]
1.4	Tampa (4)	[***]	[***]	[***]	[***]	[***]	[***]
TOLL COLLECTOR SUPERVISOR
1.1	Broward (1)	[***]	[***]	[***]	[***]	[***]	[***]
1.2	Orlando (2)	[***]	[***]	[***]	[***]	[***]	[***]
1.3	Palm Beach (3)	[***]	[***]	[***]	[***]	[***]	[***]
1.4	Tampa (4)	[***]	[***]	[***]	[***]	[***]	[***]
CUSTODIAN
1.1	Broward (1)	[***]	[***]	[***]	[***]	[***]	[***]
1.2	Orlando (2)	[***]	[***]	[***]	[***]	[***]	[***]
1.3	Palm Beach (3)	[***]	[***]	[***]	[***]	[***]	[***]
1.4	Tampa (4)	[***]	[***]	[***]	[***]	[***]	[***]
COURIER
1.1	Broward (1)	[***]	[***]	[***]	[***]	[***]	[***]
1.2	Orlando (2)	[***]	[***]	[***]	[***]	[***]	[***]
1.3	Palm Beach (3)	[***]	[***]	[***]	[***]	[***]	[***]
1.4	Tampa (4)	[***]	[***]	[***]	[***]	[***]	[***]

(1)	From Schedule 3a, 3b, 3c, 3d, 3e, 3f
(2)	From Schedule 4a, 4b, 4c, 4d, 4e, 4f
(3)	From Schedule 5a, 5b, 5c, 5d, 5e, 5f
(4)	From Schedule 6a, 6b, 6c, 6d, 6e, 6f

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 1b

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

**RENEWAL TERM**

REGIONAL OFFICE EXPENSE

MONTHLY LUMP SUM AMOUNT

PAY ITEM	REGIONS	12/01/20 Through 06/30/21	07/01/21 Through 06/30/22	07/01/22 Through 06/30/23	07/01/23 Through 06/30/24	07/01/24 Through 06/30/25	07/01/25 Through 11/30/25
1.1	Broward (1)	[***]	[***]	[***]	[***]	[***]	[***]
1.2	Orlando (2)	[***]	[***]	[***]	[***]	[***]	[***]
1.3	Palm Beach (3)	[***]	[***]	[***]	[***]	[***]	[***]
1.4	Tampa (4)	[***]	[***]	[***]	[***]	[***]	[***]

(1)	From Schedule 3a, 3b, 3c, 3d, 3e, 3f
(2)	From Schedule 4a, 4b, 4c, 4d, 4e, 4f
(3)	From Schedule 5a, 5b, 5c, 5d, 5e, 5f
(4)	From Schedule 6a, 6b, 6c, 6d, 6e, 6f

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 2

PRICE PROPOSAL SUMMARY

REVENUE COLLECTION SERVICES

**RENEWAL TERM**

TOTAL FIVE YEAR ESTIMATED COST
REGIONS	12/01/20 Through 06/30/21	07/01/21 Through 06/30/22	07/01/22 Through 06/30/23	07/01/23 Through 06/30/24	07/01/24 Through 06/30/25	07/01/25 Through 11/30/25	TOTAL
Broward (1)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Orlando (2)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Palm Beach (3)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Tampa (4)	[***]	[***]	[***]	[***]	[***]	[***]	[***]

TOTAL COST	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(1)	From Schedule 3a, 3b, 3c, 3d, 3e, 3f
(2)	From Schedule 4a, 4b, 4c, 4d, 4e, 4f
(3)	From Schedule 5a, 5b, 5c, 5d, 5e, 5f
(4)	From Schedule 6a, 6b, 6c, 6d, 6e, 6f

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 3a

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

DECEMBER 1, 2020 THROUGH JUNE 30, 2021

**RENEWAL TERM**

REGION: BROWARD

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		119,925	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		119,925	[***]
Profit of Operating Margin	Hour	[***]		119,925	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		51,975	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		51,975	[***]
Profit of Operating Margin	Hour	[***]		51,975	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		7,490	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		7,490	[***]
Profit of Operating Margin	Hour	[***]		7,490	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		2,450	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		2,450	[***]
Profit of Operating Margin	Hour	[***]		2,450	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	7	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 3b

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2021 THROUGH JUNE 30, 2022

**RENEWAL TERM**

REGION: BROWARD

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		205,525	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		205,525	[***]
Profit of Operating Margin	Hour	[***]		205,525	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		89,100	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		89,100	[***]
Profit of Operating Margin	Hour	[***]		89,100	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,840	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,840	[***]
Profit of Operating Margin	Hour	[***]		12,840	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit of Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 3c

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2022 THROUGH JUNE 30, 2023

**RENEWAL TERM**

REGION: BROWARD

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		205,525	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		205,525	[***]
Profit of Operating Margin	Hour	[***]		205,525	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		89,100	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		89,100	[***]
Profit of Operating Margin	Hour	[***]		89,100	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,840	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,840	[***]
Profit of Operating Margin	Hour	[***]		12,840	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit of Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 3d

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2023 THROUGH JUNE 30, 2024

**RENEWAL TERM**

REGION: BROWARD

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		205,525	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		205,525	[***]
Profit of Operating Margin	Hour	[***]		205,525	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		89,100	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		89,100	[***]
Profit of Operating Margin	Hour	[***]		89,100	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,840	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,840	[***]
Profit of Operating Margin	Hour	[***]		12,840	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit of Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 3e

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2024 THROUGH JUNE 30, 2025

**RENEWAL TERM**

REGION: BROWARD

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		206,075	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		206,075	[***]
Profit or Operating Margin	Hour	[***]		206,075	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		89,325	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		89,325	[***]
Profit or Operating Margin	Hour	[***]		89,325	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,840	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,840	[***]
Profit or Operating Margin	Hour	[***]		12,840	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit or Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 3f

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2025 THROUGH NOVEMBER 30, 2025

**RENEWAL TERM**

REGION: BROWARD

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		86,150	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		86,150	[***]
Profit or Operating Margin	Hour	[***]		86,150	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		37,350	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		37,350	[***]
Profit or Operating Margin	Hour	[***]		37,350	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		5,350	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		5,350	[***]
Profit or Operating Margin	Hour	[***]		5,350	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		1,750	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		1,750	[***]
Profit or Operating Margin	Hour	[***]		1,750	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	5	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 4a

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

DECEMBER 1, 2020 THROUGH JUNE 30, 2021

**RENEWAL TERM**

REGION: ORLANDO

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		185,520	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		185,520	[***]
Profit or Operating Margin	Hour	[***]		185,520	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		68,700	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		68,700	[***]
Profit or Operating Margin	Hour	[***]		68,700	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		7,000	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		7,000	[***]
Profit or Operating Margin	Hour	[***]		7,000	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		0	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		0	[***]
Profit or Operating Margin	Hour	[***]		0	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	7	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 4b

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2021 THROUGH JUNE 30, 2022

**RENEWAL TERM**

REGION: ORLANDO

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		317,920	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		317,920	[***]
Profit or Operating Margin	Hour	[***]		317,920	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		117,750	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		117,750	[***]
Profit or Operating Margin	Hour	[***]		117,750	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,000	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,000	[***]
Profit or Operating Margin	Hour	[***]		12,000	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		0	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		0	[***]
Profit or Operating Margin	Hour	[***]		0	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 4c

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2022 THROUGH JUNE 30, 2023

**RENEWAL TERM**

REGION: ORLANDO

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		317,920	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		317,920	[***]
Profit or Operating Margin	Hour	[***]		317,920	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		117,750	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		117,750	[***]
Profit or Operating Margin	Hour	[***]		117,750	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,000	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,000	[***]
Profit or Operating Margin	Hour	[***]		12,000	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		0	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		0	[***]
Profit or Operating Margin	Hour	[***]		0	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 4d

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2023 THROUGH JUNE 30, 2024

**RENEWAL TERM**

REGION: ORLANDO

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		317,920	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		317,920	[***]
Profit or Operating Margin	Hour	[***]		317,920	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		117,750	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		117,750	[***]
Profit or Operating Margin	Hour	[***]		117,750	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,000	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,000	[***]
Profit or Operating Margin	Hour	[***]		12,000	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		0	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		0	[***]
Profit or Operating Margin	Hour	[***]		0	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 4e

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2024 THROUGH JUNE 30, 2025

**RENEWAL TERM**

REGION: ORLANDO

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		318,780	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		318,780	[***]
Profit or Operating Margin	Hour	[***]		318,780	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		118,050	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		118,050	[***]
Profit or Operating Margin	Hour	[***]		118,050	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,000	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,000	[***]
Profit or Operating Margin	Hour	[***]		12,000	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		0	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		0	[***]
Profit or Operating Margin	Hour	[***]		0	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 4f

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2025 THROUGH NOVEMBER 30, 2025

**RENEWAL TERM**

REGION: ORLANDO

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		133,260	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		133,260	[***]
Profit or Operating Margin	Hour	[***]		133,260	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		49,350	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		49,350	[***]
Profit or Operating Margin	Hour	[***]		49,350	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		5,000	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		5,000	[***]
Profit or Operating Margin	Hour	[***]		5,000	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		0	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		0	[***]
Profit or Operating Margin	Hour	[***]		0	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	5	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 5a

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

DECEMBER 1, 2020 THROUGH JUNE 30, 2021

**RENEWAL TERM**

REGION: PALM BEACH

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		148,400	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		148,400	[***]
Profit or Operating Margin	Hour	[***]		148,400	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		60,850	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		60,850	[***]
Profit or Operating Margin	Hour	[***]		60,850	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		7,350	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		7,350	[***]
Profit or Operating Margin	Hour	[***]		7,350	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		2,450	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		2,450	[***]
Profit or Operating Margin	Hour	[***]		2,450	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	7	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 5b

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2021 THROUGH JUNE 30, 2022

**RENEWAL TERM**

REGION: PALM BEACH

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		254,300	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		254,300	[***]
Profit or Operating Margin	Hour	[***]		254,300	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		104,250	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		104,250	[***]
Profit or Operating Margin	Hour	[***]		104,250	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,600	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,600	[***]
Profit or Operating Margin	Hour	[***]		12,600	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit or Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 5c

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2022 THROUGH JUNE 30, 2023

**RENEWAL TERM**

REGION: PALM BEACH

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		254,300	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		254,300	[***]
Profit or Operating Margin	Hour	[***]		254,300	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		104,250	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		104,250	[***]
Profit or Operating Margin	Hour	[***]		104,250	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,600	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,600	[***]
Profit or Operating Margin	Hour	[***]		12,600	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit or Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 5d

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2023 THROUGH JUNE 30, 2024

**RENEWAL TERM**

REGION: PALM BEACH

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		254,300	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		254,300	[***]
Profit or Operating Margin	Hour	[***]		254,300	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		104,250	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		104,250	[***]
Profit or Operating Margin	Hour	[***]		104,250	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,600	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,600	[***]
Profit or Operating Margin	Hour	[***]		12,600	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit or Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 5e

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2024 THROUGH JUNE 30, 2025

**RENEWAL TERM**

REGION: PALM BEACH

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		255,000	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		255,000	[***]
Profit or Operating Margin	Hour	[***]		255,000	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		104,550	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		104,550	[***]
Profit or Operating Margin	Hour	[***]		104,550	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		12,600	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		12,600	[***]
Profit or Operating Margin	Hour	[***]		12,600	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		4,200	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,200	[***]
Profit or Operating Margin	Hour	[***]		4,200	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 5f

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2025 THROUGH JUNE 30, 2025

**RENEWAL TERM**

REGION: PALM BEACH

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		106,600	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		106,600	[***]
Profit or Operating Margin	Hour	[***]		106,600	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		43,700	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		43,700	[***]
Profit or Operating Margin	Hour	[***]		43,700	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		5,250	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		5,250	[***]
Profit or Operating Margin	Hour	[***]		5,250	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		1,750	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		1,750	[***]
Profit or Operating Margin	Hour	[***]		1,750	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	5	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 6a

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

DECEMBER 1, 2020 THROUGH JUNE 30, 2021

**RENEWAL TERM**

REGION: TAMPA

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		170,050	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		170,050	[***]
Profit or Operating Margin	Hour	[***]		170,050	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		66,675	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		66,675	[***]
Profit or Operating Margin	Hour	[***]		66,675	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		6,160	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		6,160	[***]
Profit or Operating Margin	Hour	[***]		6,160	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		1,225	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		1,225	[***]
Profit or Operating Margin	Hour	[***]		1,225	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	7	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 6b

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2021 THROUGH JUNE 30, 2022

**RENEWAL TERM**

REGION: TAMPA

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		291,425	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		291,425	[***]
Profit or Operating Margin	Hour	[***]		291,425	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		114,275	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		114,275	[***]
Profit or Operating Margin	Hour	[***]		114,275	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		10,560	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		10,560	[***]
Profit or Operating Margin	Hour	[***]		10,560	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		2,100	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		2,100	[***]
Profit or Operating Margin	Hour	[***]		2,100	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All Quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 6c

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2022 THROUGH JUNE 30, 2023

**RENEWAL TERM**

REGION: TAMPA

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		291,425	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		291,425	[***]
Profit or Operating Margin	Hour	[***]		291,425	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		114,275	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		114,275	[***]
Profit or Operating Margin	Hour	[***]		114,275	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		10,560	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		10,560	[***]
Profit or Operating Margin	Hour	[***]		10,560	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		2,100	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		2,100	[***]
Profit or Operating Margin	Hour	[***]		2,100	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All Quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 6d

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2023 THROUGH JUNE 30, 2024

**RENEWAL TERM**

REGION: TAMPA

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		291,425	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		291,425	[***]
Profit or Operating Margin	Hour	[***]		291,425	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		114,275	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		114,275	[***]
Profit or Operating Margin	Hour	[***]		114,275	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		10,560	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		10,560	[***]
Profit or Operating Margin	Hour	[***]		10,560	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		2,100	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		2,100	[***]
Profit or Operating Margin	Hour	[***]		2,100	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All Quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 6e

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2024 THROUGH JUNE 30, 2025

**RENEWAL TERM**

REGION: TAMPA

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		292,225	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		292,225	[***]
Profit or Operating Margin	Hour	[***]		292,225	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		114,575	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		114,575	[***]
Profit or Operating Margin	Hour	[***]		114,575	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		10,560	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		10,560	[***]
Profit or Operating Margin	Hour	[***]		10,560	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		2,100	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		2,100	[***]
Profit or Operating Margin	Hour	[***]		2,100	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	12	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All Quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-14/15-8004-WM

EXHIBIT “C”

SCHEDULE 6f

PRICE PROPOSAL

REVENUE COLLECTION SERVICES

JULY 1, 2025 THROUGH NOVEMBER 30, 2025

**RENEWAL TERM**

REGION: TAMPA

POSITION	UNIT	UNIT RATE		QUANTITY (1)	TOTAL COST (UNIT RATE X QUANTITY)
TOLL COLLECTOR
Salary (2)	Hour	[***]		122,175	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		122,175	[***]
Profit or Operating Margin	Hour	[***]		122,175	[***]

Total Billing Rate		[***]	*

TOLL COLLECTOR SUPERVISOR
Salary (2)	Hour	[***]		47,900	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		47,900	[***]
Profit or Operating Margin	Hour	[***]		47,900	[***]

Total Billing Rate		[***]	*

CUSTODIAN
Salary (2)	Hour	[***]		4,400	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		4,400	[***]
Profit or Operating Margin	Hour	[***]		4,400	[***]

Total Billing Rate		[***]	*

COURIER
Salary (2)	Hour	[***]		875	[***]
Salaries, Overhead, Fringe Benefits & Expenses (3)	Hour	[***]		875	[***]
Profit or Operating Margin	Hour	[***]		875	[***]

Total Billing Rate		[***]	*

REGIONAL OFFICE EXPENSES (4)	Monthly	[***]	**	5	[***]

TOTAL ESTIMATED COST					[***]	***

*	To Schedule 1a
**	To Schedule 1b
***	To Schedule 2
(1)	All Quantities are estimated except for Regional Office Expenses
(2)	Only actual salaries paid to employees holding contracted position
(3)	Salaries, Overhead & Fringe Benefits and any expenses not reimbursed under contract
(4)	Excludes Salaries

EXHIBIT “C”

Addendum 1

Dated 06/04/2015

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RFP-DOT-8004-WM

EXHIBIT “C”

PRICE PROPOSAL

TOLL OPERATIONS REVENUE COLLECTION SERVICES

SIGNATURE PAGE

EXHIBIT “C”

Addendum 1

Dated 07/06/15